UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BOXLIGHT CORPORATION
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (this “Amendment”) to the Preliminary Proxy Statement filed by Boxlight Corporation (the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) on September 21, 2026 (the “Original Filing”) is being filed solely to amend the disclosure provided in Proposal 2 of the Original Filing.

Specifically, the Original Filing stated that stockholder approval obtained at the Company's annual meeting of stockholders held on June 2, 2026 encompassed issuances under the Equity Purchase Agreement, dated August 5, 2026, by and between the Company and Secure Net Capital LLC (the "ELOC"), and that Proposal 2 therefore related only to the issuance of shares of Class A Common Stock upon conversion of the Company's Series D Convertible Preferred Stock. This Amendment revises Proposal 2 to clarify that the prior stockholder approval was subject to the limitations on the number of shares, aggregate dollar amount, discount to market and time frame described in the proxy statement for the June 2, 2026 annual meeting, and that, to the extent such approval does not cover issuances under the ELOC as executed, Proposal 2 also seeks stockholder approval of the issuance of shares of Class A Common Stock pursuant to the ELOC (including Put Shares, Commitment Shares, True-Up Commitment Shares and shares issuable upon exercise of Pre-Funded Warrants) in excess of the Exchange Cap, together with ratification of the transactions contemplated by the Securities Purchase Agreement, as required by Section 10 of the Certificate of Designation of the Company's Series D Convertible Preferred Stock. This Amendment also adds disclosure of the specific terms of the ELOC issuances for which approval is sought, including the maximum number of shares, aggregate dollar amount and commitment period. Except as described above, no other changes have been made to the Original Filing.

BOXLIGHT CORPORATION

2750 Premiere Parkway, Ste. 900

Duluth, Georgia 30097

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held at [●] Eastern Time on [●], 2026

[●], 2026

NOTICE IS HEREBY GIVEN that Boxlight Corporation (the “Company”) will hold a special meeting of stockholders (the “Special Meeting”) on [●], 2026, at [●] Eastern Time, which will be conducted exclusively online via live webcast. To participate in the Special Meeting, you must pre-register at https://web.viewproxy.com/BOXL/2026SM by 11:59 p.m. Eastern Time on [●], 2026, the day before the Special Meeting. Once you pre-register, you will receive a link via email that you can use to join the day of the Special Meeting. The formal notice of the Special Meeting appears on the following page. The Special Meeting is being held for the following purposes:

(1)	to grant discretionary authority to the Company’s board of directors (“the Board”) to (i) amend the Company’s articles of incorporation, as amended (the “Articles of Incorporation”), to effect one or more reverse stock splits of all outstanding shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”), at a ratio of up to 1,000-for-1, with the exact ratio or ratios to be determined by the Board at its sole discretion and (ii) effect such reverse stock splits, if any, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Splits Proposal”);

(2)	to approve, for purposes of Nasdaq Listing Rule 5635(d) (the “Nasdaq Rules”) of the Nasdaq Stock Market LLC (“Nasdaq”), the issuance of more than 19.99% of our outstanding shares of Class A Common Stock, issuable upon conversion of the Company’s Series D Preferred Stock, which was issued and sold pursuant to that certain Securities Purchase Agreement, dated August 5, 2026, by and among the Company and the purchasers named therein (the “Securities Purchase Agreement”), and issuable pursuant to that certain Equity Purchase Agreement, dated August 5, 2026, by and between the Company and Secure Net Capital LLC (the “ELOC”), at prices that may be less than the “minimum price” (as defined under Nasdaq rules) (the “Exchange Cap Proposal”);

(3)	to approve the sales or issuances of Class A Common Stock at prices below the exercise price then in effect under the existing WhiteHawk Finance LLC warrant agreement, dated as of December 31, 2021 (the “WhiteHawk Proposal”);

(4)	to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Splits Proposal, the Exchange Cap Proposal, the WhiteHawk Proposal, the Authorized Share Increase Proposal, the J.J. Astor Proposal, the 2026 Plan Proposal and the Name Change Proposal (each as defined below) if there are not sufficient votes at the Special Meeting to approve and adopt any or all of such proposals (the “Adjournment Proposal”);

(5)	to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Class A Common Stock from 55,000,000 shares to 500,000,000 shares in order to ensure that the Company has a sufficient number of authorized but unissued shares available for the purposes described herein and for future corporate purposes, including future financings, strategic transactions, equity compensation and other general corporate purposes (the “Authorized Share Increase Proposal”);

(6)	to approve, for purposes of Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of Class A Common Stock upon conversion of amounts outstanding under the Company’s Inventory Finance Agreement, dated May 27, 2025, as amended, with J.J. Astor & Co. (including any Make Whole Shares issuable thereunder), in excess of 19.99% of the outstanding shares of Class A Common Stock, at prices that may be less than the “minimum price” (as defined under Nasdaq rules) (the “J.J. Astor Proposal”);

(7)	to approve the Boxlight Corporation 2026 Equity Incentive Plan, including the reservation of 6,500,000 shares of Class A Common Stock for issuance thereunder (the “2026 Plan Proposal”);

(8)	to approve an amendment to the Company’s Articles of Incorporation to change the name of the Company from “Boxlight Corporation” to “Boxlight Group Corporation” (the “Name Change Proposal”); and

(9)	to consider and transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board has fixed the close of business on September 17, 2026, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. Accordingly, only stockholders of record at the close of business on September 17, 2026 are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements of the Special Meeting.

Your vote is important. Whether or not you expect to attend the Special Meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

[●], 2026	By Order of the Board of Directors,

/s/ Michael Pope
Michael Pope
Executive Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2026.

The proxy statement is available at [●].

Whether or not you expect to attend the Special Meeting, please submit voting instructions for your shares promptly using the directions on your proxy card. Even if you have voted by proxy, you may still vote electronically during the Special Meeting via the live webcast. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote during the Special Meeting, you must obtain a proxy issued in your name from that record holder.

i

BOXLIGHT CORPORATION

2750 Premiere Parkway, Ste. 900

Duluth, Georgia 30097

PROXY STATEMENT

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our Special Meeting of Stockholders, to be held on [●], 2026, at [●] Eastern Time, including at any adjournments or postponements of the special meeting, via live webcast for the purposes stated in the accompanying Notice of Special Meeting of Stockholders. This solicitation is made by our Board of Directors (also referred to as the “Board” in this Proxy Statement) on behalf of Boxlight Corporation. In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Boxlight Corporation. You are invited to attend the Special Meeting and vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.

We are providing our proxy materials to stockholders by mailing a full set of printed materials. On or about [●], 2026, we intend to mail this Proxy Statement, together with the accompanying proxy card and the Notice of Special Meeting of Stockholders, to all stockholders of record as of the close of business on September 17, 2026 entitled to vote at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on [●], 2026: This Proxy Statement e is available at https://web.viewproxy.com/BOXL/2026SM.You are encouraged to access and review all of the important information contained in the proxy materials before voting.

How do I attend the Special Meeting?

The Special Meeting will be held on [●], 2026 at [●] Eastern Time conducted exclusively online via live webcast. Information on how to vote during the Special Meeting is discussed below.

What am I being asked to vote on?

You are being asked to vote on the following proposals (collectively, the “Proposals”):

●	Proposal 1 (Reverse Stock Splits Proposal): To grant discretionary authority to the Company’s Board (i) to amend the Company’s articles of incorporation, as amended (the “Articles of Incorporation”), to effect one or more reverse stock splits of all outstanding shares of Class A Common Stock, at a ratio of up to 1,000-for-1, with the exact ratio or ratios to be determined in the Board’s sole discretion and (ii) effect such reverse stock splits, if any, within one year of the date the proposal is approved by stockholders.

●	Proposal 2 (Exchange Cap Proposal): to approve, for purposes of Nasdaq Listing Rule 5635(d) (the “Nasdaq Rules”) of the Nasdaq Stock Market LLC (“Nasdaq”), the issuance of more than 19.99% of our outstanding shares of Class A Common Stock, issuable upon conversion of the Company’s Series D Preferred Stock, which was issued and sold pursuant to that certain Securities Purchase Agreement, dated August 5, 2026, by and among the Company and the purchasers named therein (the “Securities Purchase Agreement”), and issuable pursuant to that certain Equity Purchase Agreement, dated August 5, 2026, by and between the Company and Secure Net Capital LLC (the “ELOC”), at prices that may be less than the “minimum price” (as defined under Nasdaq rules) (the “Exchange Cap Proposal”).

●	Proposal 3 (WhiteHawk Proposal): To approve the sales or issuances of Class A Common Stock at prices below the exercise price then in effect under the existing WhiteHawk Finance LLC warrant agreement, dated as of December 31, 2021 (the “WhiteHawk Proposal”).

●	Proposal 4 (Adjournment Proposal): To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Splits Proposal, the Exchange Cap Proposal, the WhiteHawk Proposal, the Authorized Share Increase Proposal, the J.J. Astor Proposal, the 2026 Plan Proposal and the Name Change Proposal if there are not sufficient votes at the Special Meeting to approve and adopt such proposals.

●

Proposal 5 (Authorized Share Increase Proposal): To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Class A Common Stock from 55,000,000 shares to 500,000,000 shares in order to ensure that the Company has a sufficient number of authorized but unissued shares available for the purposes described herein and for future corporate purposes, including future financings, strategic transactions, equity compensation and other general corporate purposes.

●

Proposal 6 (J.J. Astor Proposal): To approve, for purposes of Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of Class A Common Stock upon conversion of amounts outstanding under the Company’s Inventory Finance Agreement, dated May 27, 2025, as amended, with J.J. Astor & Co. (including any Make Whole Shares issuable thereunder), in excess of 19.99% of the outstanding shares of Class A Common Stock, at prices that may be less than the “minimum price” (as defined under Nasdaq rules).

●	Proposal 7 (2026 Plan Proposal): To approve the Boxlight Corporation 2026 Equity Incentive Plan, including the reservation of 6,500,000 shares of Class A Common Stock for issuance thereunder.

●	Proposal 8 (Name Change Proposal): To approve an amendment to the Company's Articles of Incorporation to change the name of the Company from “Boxlight Corporation” to “Boxlight Group Corporation.”

●	To transact any other business that may properly come before the Special Meeting or any adjournment(s) or postponements of the Special Meeting.

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

●	Proposal 1 (Reverse Stock Splits Proposal): “FOR” the Reverse Stock Splits Proposal;

●	Proposal 2 (Exchange Cap Proposal): “FOR” the Exchange Cap Proposal;

●	Proposal 3 (WhiteHawk Proposal): “FOR” the WhiteHawk Proposal;

●	Proposal 4 (Adjournment Proposal): “FOR” the Adjournment Proposal;

●	Proposal 5 (Authorized Share Increase Proposal): “FOR” the Authorized Share Increase Proposal.
●	Proposal 6 (J.J. Astor Proposal): “FOR” the J.J. Astor Proposal.
●	Proposal 7 (2026 Plan Proposal): “FOR” the 2026 Plan Proposal.

●	Proposal 8 (Name Change Proposal): “FOR” the Name Change Proposal.

Who is entitled to vote at the Special Meeting?

Holders of record of our Class A Common Stock, as of the close of business on September 17, 2026, the record date for the Special Meeting (the “Record Date”), are entitled to receive notice of the Special Meeting. Holders of record of shares of Class A Common Stock have the right to vote on all matters brought before the Special Meeting.

As of the Record Date, there were 844,544 shares of Class A Common Stock issued and outstanding.

What are the voting rights of stockholders?

Each share of our Class A Common Stock outstanding as of the Record Date, is entitled to receive notice of the Special Meeting and to one vote per share on all matters properly brought before the Special Meeting.

Who can attend the Special Meeting?

All holders of our Class A Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Special Meeting. Stockholders may attend the Special Meeting on [●], 2026.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

●	Stockholder of record. If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC (our “Transfer Agent”), you are considered the stockholder of record of those shares and these proxy materials are being sent directly to you by us.

●	Beneficial owner of shares held in street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Special Meeting.

What will constitute a quorum at the Special Meeting?

A quorum is the minimum number of shares required to be present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Nevada law. Under our amended and restated bylaws, a quorum at all meetings of our shareholders requires 45% of the holders of our shares of capital stock entitled to vote, represented in person or by proxy. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 844,544 shares of our Class A Common Stock outstanding.

If a quorum is not present to transact business at the Special Meeting, the Special Meeting may be adjourned, from time to time, either by the chairman of the meeting or by vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting, but no other business shall be transacted at such meeting.

If we do not receive sufficient votes in favor of the proposals by the date of the Special Meeting, the Special Meeting may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Special Meeting. Under NYSE Rule 452, which governs the ability of brokers that are members of the New York Stock Exchange to vote shares held in street name and which applies to our Class A Common Stock even though it is listed on the Nasdaq Capital Market, a broker may exercise discretionary voting authority over uninstructed shares only on matters classified as “routine.” We expect that Proposal 1 (Reverse Stock Splits Proposal), Proposal 4 (Adjournment Proposal), Proposal 5 (Authorized Share Increase Proposal) and Proposal 8 (Name Change Proposal) will be treated as routine matters, and that your broker or other nominee may be able to vote your shares on those proposals even if you do not provide voting instructions. We expect that Proposal 2 (Exchange Cap Proposal), Proposal 3 (WhiteHawk Proposal), Proposal 6 (J.J. Astor Proposal) and Proposal 7 (2026 Plan Proposal) will be treated as non-routine matters, and that if you do not give your broker or other nominee voting instructions with respect to those proposals, your broker or other nominee will not be able to vote your shares on them, resulting in broker non-votes. Whether a proposal is routine or non-routine is determined by the NYSE and not by the Company.

How many votes are needed for the proposals to pass?

The proposals to be voted on at the Special Meeting have the following voting requirements:

●	Proposal 1 (Reverse Stock Splits Proposal): The Reverse Stock Splits Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the Reverse Stock Splits Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

●	Proposal 2 (Exchange Cap Proposal): The Exchange Cap Proposal requires the affirmative vote of a majority of the votes cast once a quorum has been established. For purposes of the Exchange Cap Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

●	Proposal 3 (WhiteHawk Proposal): The WhiteHawk Proposal requires the affirmative vote of a majority of the votes cast once a quorum has been established. For purposes of the WhiteHawk Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

●	Proposal 4 (Adjournment Proposal): The affirmative vote of a majority of the votes cast by shares of Class A Common Stock entitled to vote on this proposal is required to approve the Adjournment Proposal.

●

Proposal 5 (Authorized Share Increase Proposal): The Authorized Share Increase Proposal requires the affirmative vote of a majority of the votes cast once a quorum has been established. For purposes of the Authorized Share Increase Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

●

Proposal 6 (J.J. Astor Proposal): The J.J. Astor Proposal requires the affirmative vote of a majority of the votes cast once a quorum has been established. For purposes of the J.J. Astor Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

●	Proposal 7 (2026 Plan Proposal): The 2026 Plan Proposal requires the affirmative vote of a majority of the votes cast once a quorum has been established. For purposes of the 2026 Plan Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

●	Proposal 8 (Name Change Proposal): The Name Change Proposal requires the affirmative vote of a majority of the votes cast once a quorum has been established. For purposes of the Name Change Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

This means that the Proposals could each be approved by the affirmative vote of the holders of a majority of the votes cast once a quorum has been established.

Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Special Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

How do I vote?

For the matters to be voted on, you may vote “For” or “Against” or abstain from voting.

●	Stockholders of record: If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC, as of the Record Date, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions on your proxy card. You also may submit your completed proxy card by mail in the postage-paid envelope provided with the proxy materials. The deadline for submitting your vote by Internet or telephone is 11:59 p.m. Eastern Time on [●], 2026, which is the day before the virtual Special Meeting. The designated proxy holders named in the proxy card will vote according to your instructions. To vote during the Special Meeting, attend the live webcast and follow the voting instructions provided on the meeting website.

●	Beneficial owner of shares held in street name: If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will forward these proxy materials to you together with a voting instruction card. Follow the instructions on the voting instruction card to instruct your broker or nominee how to vote your shares, including any instructions for voting by Internet or telephone.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Special Meeting.

If I plan to attend the Special Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Special Meeting. If you send in your proxy card and also attend the Special Meeting via the live webcast, you do not need to vote again at the Special Meeting unless you want to change your vote.

How are proxy card votes counted?

If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the Reverse Stock Splits Proposal, “FOR” the Exchange Cap Proposal, “FOR” the WhiteHawk Proposal, “FOR” the Adjournment Proposal, “FOR” the Authorized Share Increase Proposal, “FOR” the J.J. Astor Proposal, “FOR” the 2026 Plan Proposal, and “FOR” the Name Change Proposal; and as recommended by our Board with regard to any other matters that may properly come before the Special Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Special Meeting by (i) filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) voting during the Special Meeting.

Who pays the costs of soliciting proxies?

The Company will pay the entire cost of soliciting proxies for the Special Meeting. For a description of the methods of solicitation and the expenses to be borne by the Company, see “Solicitation of Proxies” below.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of September 17, 2026, the Record Date, information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Class A Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 844,544 shares of Class A Common Stock outstanding as of September 17, 2026, the Record Date. The percentage ownership information shown in the table excludes (i) 10,537 shares of Class A Common Stock to be issued upon exercise of the outstanding WhiteHawk Warrant, and (ii) up to an aggregate of 31,725,940 shares of Class A Common Stock issuable upon conversion of the Series D Preferred Stock and upon issuance under the Equity Purchase Agreement and the Inventory Finance Agreement.

Beneficial ownership is determined according to the rules of the U.S. Securities and Exchange Commission (the “SEC”) and generally means that a holder has beneficial ownership of a security if such holder possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of the Record Date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Class A Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of the Record Date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table is c/o Boxlight Corporation, 2750 Premiere Parkway, Ste. 900, Duluth, Georgia 30097.

Name of Beneficial Owner	Number of Shares	% of Common Stock Outstanding
Named Executive Officers:
Henry Nance	221	*
Shaun Marklew	137	*
Directors
Michael Pope(1)	168,822	19.99%
Carine Clark	-	-
Tiffany Kuo	430	*
Mark Elliott	393	*
Peter Fittin	-	-
All Directors and Executive Officers as a group (seven individuals)	170,003	20.13%

*	Less than 1.0%

(1)	Consists of (i) 1,532 shares of common stock directly held by Mr. Pope and (ii) 167,290 shares of common stock held by J.J. Astor & Co., a corporation affiliated with Mr. Pope.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). These forward-looking statements, including as they relate to Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6, Proposal 7 and Proposal 8 include, without limitation: statements regarding new products or services; statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of our management’s goals and objectives; statements concerning our competitive environment, availability of resources and regulation; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; statements of the timing of the Reverse Stock Splits or the Issuance; statements of the potential consummation of the Reverse Stock Splits or the Issuance; and other similar expressions concerning matters that are not historical facts. Words such as “may”, “will”, “should”, “could”, “would”, “predicts”, “potential”, “continue”, “expects”, “anticipates”, “future”, “intends”, “plans”, “believes” and “estimates,” and variations of such terms or similar expressions, are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or our management’s good faith belief as of that time with respect to future events. Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements due to a number of factors, including risks discussed in documents that we file with the SEC.

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should review our subsequent reports filed with the SEC described in the sections of this Proxy Statement entitled “Additional Information,” all of which are accessible on the SEC’s website at www.sec.gov.

DESCRIPTION OF TRANSACTION DOCUMENTS

Overview

On August 5, 2026, the Company entered into a series of agreements with certain accredited investors (collectively, the “Purchasers”) to raise capital through the private placement of newly designated Series D Convertible Preferred Stock and the establishment of an equity line of credit facility. The transactions were consummated in order to provide the Company with the capital necessary to fund its operations, service its existing debt obligations, and regain compliance with the minimum stockholders’ equity requirement for continued listing on The Nasdaq Capital Market. As previously disclosed, the Company received notice from The Nasdaq Stock Market LLC (“Nasdaq”) that it was not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires listed companies to maintain a minimum of $2.5 million in stockholders’ equity. In addition, as of June 30, 2026, the Company was not in compliance with its financial covenants under its WhiteHawk Credit Agreement, including the borrowing base and Minimum Consolidated Adjusted EBITDA covenants. The Company used a portion of the net proceeds from the initial tranche of the private placement to repay approximately $2.25 million of principal and approximately $0.14 million of prepayment penalty under the WhiteHawk Credit Agreement and to regain compliance with Nasdaq’s minimum stockholders’ equity requirement.

The transactions are described in more detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2026. In connection with the transactions, the Company entered into the following agreements (collectively, the “Transaction Documents”): the Securities Purchase Agreement, dated August 5, 2026; the Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock; the Registration Rights Agreement, dated August 5, 2026; the Form of Lock-Up Agreement; the Form of Irrevocable Transfer Agent Instructions; the Equity Purchase Agreement, dated August 5, 2026; the Form of Pre-Funded Warrant to Purchase Class A Common Stock; and the Placement Agent Agreement, dated August 5, 2026.

Securities Purchase Agreement

The Securities Purchase Agreement, dated August 5, 2026, is by and among the Company and the Purchasers, pursuant to which the Company agreed to issue and sell an aggregate of 937,500 shares of the Company’s newly designated Series D Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), at a purchase price of $8.00 per share, with a stated value of $10.00 per share, reflecting a 20% original issue discount (“OID”). The aggregate subscription amount under the Securities Purchase Agreement is $7,500,000, representing an aggregate stated value of $9,375,000.

The subscription amount is payable by the Purchasers in two tranches. Tranche 1 consists of $5,500,000 (687,500 shares of Preferred Stock), payable on or prior to the closing date. Tranche 2 consists of $2,000,000 (250,000 shares of Preferred Stock), payable upon effectiveness of the resale registration statement, subject to the satisfaction of certain conditions, including the Company’s obtaining the Required Stockholder Approvals (as described below), the Company remaining current in its SEC reporting obligations, and the Company being in compliance with, or having submitted a plan to regain compliance with, all applicable Nasdaq continued listing requirements.

The Securities Purchase Agreement defines the “Required Stockholder Approvals” as the following stockholder approvals, each of which is a condition precedent to the Purchasers’ obligation to fund Tranche 2: (i) approval to permit the issuance of shares of Class A Common Stock upon conversion of the Preferred Stock and pursuant to the ELOC in excess of 19.99% of the outstanding Class A Common Stock as of the closing date, as required by Nasdaq Listing Rule 5635(d); (ii) approval to increase the number of authorized shares of Class A Common Stock as and when needed to satisfy the Company’s obligations under the Transaction Documents; (iii) approval to authorize one or more reverse stock splits of the Class A Common Stock at a ratio of up to 500-to-1, as and when determined by the Board of Directors; and (iv) approval as required under the Warrant Agreement, dated as of December 31, 2021, by and between the Company and WhiteHawk Finance LLC (as amended), for the sale or issuance of Class A Common Stock at a price per share below the exercise price then in effect thereunder.

Net proceeds from the transactions must be used for general corporate purposes and working capital and may not be used to repay indebtedness (other than as contemplated by the Transaction Documents), redeem equity securities, settle litigation, or be used in violation of applicable anti-corruption or economic sanctions laws. The Securities Purchase Agreement also contains customary representations and warranties by the Company and the Purchasers, a most-favored-nation provision with respect to subsequent more-favorable financings, and transfer restrictions on the securities. The Securities Purchase Agreement is governed by Nevada law and provides for arbitration administered by RapidRuling in New York, New York, with each party waiving its right to a jury trial.

Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock

On August 6, 2026, the Company filed the Certificate of Designation with the Secretary of State of the State of Nevada, establishing up to 937,500 shares of Series D Convertible Preferred Stock. The Certificate of Designation was adopted by resolution of the Board of Directors on July 23, 2026, pursuant to the authority granted to the Board under the Company’s Articles of Incorporation and Nevada Revised Statute 78.1955. The Preferred Stock has a stated value and liquidation value of $10.00 per share and was issued at a purchase price of $8.00 per share, reflecting a 20% original issue discount. The Preferred Stock ranks senior to the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and the Company’s Class B non-voting common stock with respect to distributions upon liquidation, dissolution, or winding up of the Company. The Preferred Stock is non-voting, except with respect to any proposed amendment that would adversely alter or change any preference or right given to the Series D Preferred Stock, in which event the Series D Preferred Stock may vote as a separate class.

The Preferred Stock does not accrue dividends in the ordinary course. Upon the occurrence of a “Dividend Trigger Event” - defined as the earlier of (i) an Event of Default (as defined below) or (ii) the Class A Common Stock trading below the applicable floor price for five consecutive trading days - a cumulative default dividend at a rate of 20% per annum accrues on the stated value of the outstanding Preferred Stock (the “Default Dividend”), payable monthly, solely in kind, by adding the accrued amount to and thereby increasing the stated value. Upon a liquidation, dissolution, winding up, merger, sale of substantially all assets, or similar event, holders of the Preferred Stock are entitled to receive, prior to any distribution to holders of junior securities, an amount equal to the aggregate stated value of the outstanding Preferred Stock ($10.00 per share, as may be increased by the Default Dividend or Default Premium).

The Preferred Stock is convertible at any time after the Initial Issuance Date, at the option of the holder, into shares of Class A Common Stock at a conversion price per share equal to the greater of (a) the Adjusted Floor Price then in effect (initially $0.6160 per share, subject to semi-annual adjustment as described below) and (b) 80% of the lowest closing price of the Class A Common Stock on the Nasdaq Capital Market during the five consecutive trading days ending on and including the trading day immediately prior to the applicable conversion date (i.e., a 20% discount to such lowest closing price). Each share of Preferred Stock is convertible into a number of shares of Class A Common Stock determined by dividing the stated value ($10.00) by the applicable conversion price. The initial floor price is $0.6160 per share, equal to 20% of the Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) on the trading day immediately prior to the Initial Issuance Date. The Adjusted Floor Price is reset on each six-month anniversary of the Initial Issuance Date to the lower of (A) the floor price then in effect and (B) 20% of the lower of (x) the Nasdaq closing price on the trading day ended immediately prior to the adjustment date and (y) the average closing price over the five trading days ending on such date. In addition, if the Company issues Class A Common Stock or convertible securities at a price below the floor price then in effect (after the date that is six months following the registration date, so long as at least 10% of the Preferred Stock remains outstanding by stated value), the floor price will automatically reset to such lower price. If the Class A Common Stock ceases to be listed on a national securities exchange and trades on the OTC Markets, the floor price ceases to apply. Conversions are subject to a 4.99% beneficial ownership limitation, which may not be waived and applies to any successor holder of the Preferred Stock.

Absent the Required Stockholder Approvals, conversions are subject to an exchange cap of 19.99% of the outstanding shares of Class A Common Stock as of the closing date (the “Exchange Cap”), in accordance with Nasdaq Listing Rule 5635(d). If the aggregate number of conversion shares would equal or exceed 20% of the outstanding Class A Common Stock, the Company must call a special stockholder meeting within 20 days of the Initial Issuance Date (and every 20 days thereafter until approval is obtained) to obtain the Required Stockholder Approvals. The Company is also required to maintain a share reserve with its transfer agent equal to not less than 300% of the shares of Class A Common Stock issuable upon full conversion of the outstanding Preferred Stock at the applicable floor price then in effect, and if the number of authorized but unissued shares is insufficient, the Company must take such corporate action as may be necessary to increase its authorized shares, including engaging in best efforts to obtain the requisite stockholder approval.

Events of default under the Certificate of Designation include delivery failures or failure to remove restrictive legends for two trading days, failure to pay the Default Dividend for three trading days, material breach of any representation, warranty, covenant, or other term of the Certificate of Designation or any other Transaction Document, delisting or suspension of trading of the Class A Common Stock for more than one trading day, failure to remain current in SEC reporting obligations, failure to maintain the share reserve or DTC eligibility, inability of a holder to rely on an effective registration statement covering the resale of conversion shares, and bankruptcy or insolvency proceedings (with a 30-day cure period for involuntary proceedings). Upon an Event of Default, the stated value of each outstanding share of Preferred Stock automatically increases by 20% (the “Default Premium”), in addition to the Default Dividend and any other remedies available to the holders. The Certificate of Designation also requires the approval of holders of a majority of the outstanding Series D Preferred Stock for amendments that alter the rights or preferences of the Series D Preferred Stock, issuance of additional Series D shares, and Variable Rate Transactions other than the ELOC.

Equity Purchase Agreement (Equity Line of Credit)

Concurrently with the closing, the Company entered into an Equity Purchase Agreement, dated August 5, 2026 (the “Equity Purchase Agreement” or “ELOC”), with an investor identified on the signature page thereto (the “Investor”), establishing an equity line facility under which the Company may sell to the Investor up to $15,000,000 (the “Maximum Commitment Amount”) of shares of Class A Common Stock over a 36-month commitment period. Under the ELOC, the Company may direct the Investor to purchase shares of Class A Common Stock (“Put Shares”) through “Regular Puts” and “Intraday Puts” at a purchase price equal to 95% of the applicable market price, subject to volume-based limitations. The Maximum Regular Put Amount is the lesser of (a) 100% of the five-day average daily trading volume, (b) 30% of daily trading volume on the put date, or (c) $500,000 divided by the closing price, in each case as may be waived by the Investor. The Maximum Intraday Put Amount is 4.99% of the outstanding shares of Class A Common Stock on the applicable date, as may be waived by the Investor. The aggregate number of shares issuable under the ELOC is subject to an exchange cap of 19.99% of the outstanding Class A Common Stock as of the execution date, absent applicable stockholder approval. The Investor may not acquire shares that would result in the Investor beneficially owning in excess of 4.99% of the outstanding Class A Common Stock, subject to adjustment up to 9.99% upon 61 calendar days’ prior notice.

The Company agreed to pay a commitment fee of $150,000, payable in shares of Class A Common Stock (“Commitment Shares”) or, at the Investor’s election, in pre-funded warrants exercisable at $0.0001 per share. The commitment fee is fully earned as of the execution date, with a “True-Up” mechanism requiring the issuance of additional shares (“True-Up Commitment Shares”) if the share price declines as of the earlier of Rule 144 eligibility or effectiveness of the resale registration statement. The Company is subject to standstill periods restricting certain issuances around put notices and, during the term of the ELOC, may not enter into any other equity line of credit or similar arrangement, or engage in Variable Rate Transactions other than under the ELOC, without the Investor’s consent. The ELOC terminates automatically at the end of the 36-month commitment period or upon purchase of the full Maximum Commitment Amount, and the Investor may terminate upon the occurrence of certain bankruptcy events or a final delisting of the Class A Common Stock.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company and the Purchasers entered into a Registration Rights Agreement, dated August 5, 2026, pursuant to which the Company agreed to file an initial resale registration statement (on Form S-1 or Form S-3, as applicable) covering the “Registrable Securities” within 30 calendar days of the closing date, and to use its best efforts to have the registration statement declared effective within 60 calendar days of the closing date (or such shorter period following SEC staff clearance). The Registrable Securities include 200% of the shares of Class A Common Stock issuable upon conversion of the Preferred Stock (assuming conversion at the applicable floor price), plus all shares of Class A Common Stock issued or issuable under the Equity Purchase Agreement. Upon certain registration failures - including untimely filing, failure of the registration statement to become effective, prolonged unavailability of the prospectus, or failure to maintain Rule 144 public information requirements - the Company must pay liquidated damages equal to 5% of the aggregate subscription amount per affected holder, payable upon the occurrence of such event and every 30 days thereafter until cured, plus interest at 18% per annum on late payments. The Company bears all registration expenses and has agreed to customary indemnification provisions for both parties. Amendments require the consent of holders of at least 50.1% of the outstanding Registrable Securities. The Registration Rights Agreement is governed by Nevada law.

Lock-Up Agreements

In connection with the Securities Purchase Agreement, the Company’s directors, executive officers, and certain stockholders entered into Lock-Up Agreements, dated August 5, 2026, pursuant to which each such person agreed not to offer, sell, contract to sell, pledge, or otherwise transfer or dispose of shares of Class A Common Stock or other securities convertible into or exercisable for Class A Common Stock beneficially owned by such person, for a period of 180 calendar days following the closing date. The lock-up restrictions are subject to customary exceptions, including transfers as bona fide gifts, to affiliates or family trusts, by operation of law, pursuant to a Rule 10b5-1 trading plan established after the lock-up period, or in connection with a change of control transaction approved by the Board of Directors. The Lock-Up Agreements are governed by Nevada law and provide for arbitration administered by RapidRuling in New York, New York.

Irrevocable Transfer Agent Instructions

The Company delivered irrevocable instructions to VStock Transfer, LLC (the “Transfer Agent”), directing the Transfer Agent to, among other things, issue the Commitment Shares under the Equity Purchase Agreement at closing, issue True-Up Commitment Shares upon notice from the Investor, maintain a share reserve of not less than 300% of the shares of Class A Common Stock issuable upon full conversion of the outstanding Preferred Stock and not less than 100% of the maximum shares issuable as Put Shares and Commitment Shares under the ELOC, issue securities within one trading day of receipt of an issuance notice without further Company consent, deliver shares electronically via DWAC where legend-removal conditions are met, and remove restrictive legends upon effectiveness of a registration statement, Rule 144 eligibility, or other exempt transfer, subject to customary opinion-of-counsel requirements. The Transfer Agent Instructions are irrevocable, constitute an inducement to the Purchasers, and provide that the Purchasers are express third-party beneficiaries thereof. The Company has agreed to indemnify the Transfer Agent in connection with the instructions.

Form of Pre-Funded Warrant

In connection with the Equity Purchase Agreement, the Company approved a Form of Pre-Funded Warrant to purchase shares of Class A Common Stock, which the Investor may elect to receive in lieu of Commitment Shares (including True-Up Commitment Shares) under the ELOC. The Pre-Funded Warrants are exercisable at a nominal exercise price of $0.0001 per share, at any time until exercised in full, with no fixed expiration date, and permit cashless exercise. The Pre-Funded Warrants are subject to a 4.99% beneficial ownership limitation, which may be increased by the holder up to 9.99% upon 61 calendar days’ prior written notice to the Company. The Pre-Funded Warrants are governed by Nevada law and provide for arbitration administered by RapidRuling in New York, New York.

Placement Agent Agreement

In connection with the private placement, the Company entered into a Placement Agent Agreement, dated August 5, 2026, with RBW Capital Partners LLC and Dawson James Securities, Inc. (collectively, the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the Company’s exclusive placement agent on a “best efforts” basis in connection with the offering of the Preferred Stock. The Placement Agent Agreement does not obligate the Placement Agent to purchase any of the securities. As compensation, the Company agreed to pay a cash fee equal to 7.0% of the aggregate gross proceeds received by the Company in the private placement (excluding proceeds under the Equity Purchase Agreement) and a cash fee equal to 2.0% of the aggregate gross proceeds received under the Equity Purchase Agreement as amounts are drawn down thereunder. The Company also agreed to reimburse the Placement Agent for reasonable out-of-pocket expenses, including legal fees, in an aggregate amount not to exceed $100,000. The Placement Agent is entitled to compensation with respect to any financing consummated within eighteen months after the closing, expiration, or termination of the Placement Agent Agreement, to the extent such financing is provided by investors introduced by the Placement Agent.

PROPOSAL ONE

TO APPROVE REVERSE STOCK SPLITS OF THE COMMON STOCK

Summary

The Board has approved one or more amendments to our Articles of Incorporation to combine the outstanding shares of our Class A Common Stock into a lesser number of outstanding shares in one or more reverse splits (each, a “Reverse Stock Split”, and together, the “Reverse Stock Splits”).

If approved by our stockholders, this proposal would grant the Board authority to amend the Articles of Incorporation to permit (but not require) the Board to effect one or more reverse stock splits of all outstanding shares of Common Stock at a ratio of up to 1,000-for-1, with the specific ratio to be fixed by the Board in its sole discretion without further stockholder approval, at any time within one (1) year of the date the proposal is approved by stockholders. We believe that enabling the Board to fix the specific ratio of the Reverse Stock Splits within the stated range will provide us with the flexibility to implement such Reverse Stock Splits in a manner designed to maximize the anticipated benefits for our stockholders.

The exact ratio of the Reverse Stock Splits will be set at a whole number at a ratio of up to 1,000-for-1, as determined by the Board in its sole discretion. The Board believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the Reverse Stock Splits in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining how to implement the Reverse Stock Splits, the Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of shares of Common Stock;

●	the then prevailing trading price and trading volume of shares of Common Stock and the anticipated impact of the Reverse Stock Splits on the trading market for shares of Common Stock;

●	our ability to have shares of Common Stock remain listed on the Nasdaq Capital Market;

●	the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities;

●	the anticipated impact of the Reverse Stock Splits on our ability to raise additional financing; and

●	prevailing general market and economic conditions.

Each Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada, or at the later time set forth in such amendment. The timing of each amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders.

The proposed form of amendment to our Articles of Incorporation to effect each Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any amendment to our Articles of Incorporation to effect the Reverse Stock Splits will include the Reverse Stock Splits ratio fixed by the Board, within the range approved by our stockholders.

Effective Date

Unless the Board determines otherwise, each Reverse Stock Split will become effective, as of 5:00 p.m. Eastern Time on the date of filing of such Certificate of Amendment (the “Effective Date”). Except as explained below with respect to fractional shares, the issued and outstanding shares of Common Stock immediately prior to the Effective Date will automatically be converted, as of the Effective Date, into a lesser number of shares of Common Stock calculated in accordance with a split at a ratio of up to 1,000-for-1, as selected by the Board and set forth in such Certificate of Amendment.

Purposes of the Reverse Stock Splits

The Securities Purchase Agreement and the Certificate of Designation (as described above) require the Company to obtain stockholder approval to authorize the Board of Directors to effect one or more reverse stock splits of the Company’s issued and outstanding shares of Class A Common Stock at a ratio of up to 1,000-for-1, as and when determined by the Board. This authorization is included as a component of the Required Stockholder Approvals, and, accordingly, is a condition precedent to the Purchasers’ obligation to fund Tranche 2 of the Securities Purchase Agreement.

A reverse stock split may be necessary or advisable for several business reasons. First, the Company may need to increase the per-share trading price of the Class A Common Stock to maintain compliance with Nasdaq’s minimum bid price requirement of $1.00 per share under Nasdaq Listing Rule 5550(a)(2). Second, a reverse stock split would reduce the number of outstanding shares of Class A Common Stock, thereby increasing the ratio of authorized but unissued shares available to satisfy the Company’s share reserve obligations under the Certificate of Designation (which requires a reserve equal to not less than 300% of the shares of Class A Common Stock issuable upon full conversion of all outstanding Preferred Stock at the applicable floor price) and the issuance obligations under the ELOC. Third, the Board of Directors may determine that a reverse stock split is necessary to attract institutional investors and improve the marketability of the Class A Common Stock, as many institutional investors have internal policies that prohibit the purchase of stocks below certain per-share price thresholds.

If stockholders do not approve this proposal, the Company would lack the authority to effect a reverse stock split, even if the Board determines one is necessary to maintain compliance with Nasdaq listing standards. This could result in the Company’s Class A Common Stock being delisted from the Nasdaq Capital Market, which would constitute an Event of Default under the Certificate of Designation, triggering a 20% increase in the Stated Value of the outstanding Preferred Stock (the “Default Premium”) and the accrual of a cumulative default dividend at a rate of 20% per annum. In addition, a delisting would entitle the ELOC investor to terminate the Equity Purchase Agreement and would likely have a material adverse effect on the liquidity and trading price of the Class A Common Stock.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote required

If a quorum is represented at the Special Meeting, this Proposal No. 1 will be approved if the number of votes cast for the proposal by holders of shares of Class A Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon exceeds the number of votes cast against the proposal by such holders. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 1, we do not expect any broker non-votes to result for this Proposal No. 1.

If a quorum is not represented at the Special Meeting, this Proposal No. 1 cannot be approved at the Special Meeting.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 1.

THE BOARD RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLITS PROPOSAL.

PROPOSAL TWO

TO APPROVE THE ISSUANCE OF MORE THAN 19.99% OF OUR OUTSTANDING SHARES OF CLASS A COMMON STOCK

PURSUANT TO NASDAQ LISTING RULE 5635(d)

The Exchange Cap

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance at a price that is less than the “Minimum Price” (as defined under Nasdaq rules). The Series D Preferred Stock is convertible into shares of Class A Common Stock at a conversion price equal to the greater of (a) the Adjusted Floor Price then in effect (initially $0.6160 per share, subject to semi-annual reset) and (b) 80% of the lowest closing price of the Class A Common Stock during the five preceding trading days, and the ELOC permits the Company to sell shares of Class A Common Stock at 95% of the lowest daily volume-weighted average price of the Class A Common Stock during a three-Trading Day valuation period (in the case of a Regular Put) or 95% of the lowest traded price of the Class A Common Stock during an intraday valuation period (in the case of an Intraday Put). In each case, the effective issuance price may be below the Minimum Price. Absent stockholder approval, the aggregate number of shares of Class A Common Stock issuable upon conversion of the Preferred Stock and pursuant to the ELOC is limited to 19.99% of the shares of Class A Common Stock outstanding as of the closing date of the Securities Purchase Agreement (the “Exchange Cap”), as required by Nasdaq Listing Rule 5635(d). At the Company’s annual meeting of stockholders held on June 2, 2026, stockholders approved, for purposes of Nasdaq Listing Rule 5635(d), the future issuance of shares of Class A Common Stock and securities convertible into or exercisable for shares of Class A Common Stock equal to 20% or more of the outstanding Class A Common Stock in a non-public transaction or series of transactions, subject to the limitations on the number of shares, aggregate dollar amount, discount to market and time frame described in the proxy statement for that meeting. To the extent that approval does not cover issuances under the ELOC as executed, this Proposal No. 2 also seeks approval of the issuance of shares of Class A Common Stock pursuant to the ELOC (including Put Shares, Commitment Shares, True-Up Commitment Shares and shares issuable upon exercise of the Pre-Funded Warrants) in excess of the Exchange Cap, and ratification of the transactions contemplated by the Securities Purchase Agreement, as required by Section 10 of the Certificate of Designation.

The maximum aggregate dollar amount of shares of Class A Common Stock issuable pursuant to the ELOC for which approval is sought under this Proposal No. 2 is $15,000,000, plus the $150,000 commitment fee payable in shares of Class A Common Stock or Pre-Funded Warrants; the purchase price of Put Shares will be determined as described above; the Commitment Period under the ELOC ends 36 months after August 5, 2026; and the Company intends to use the proceeds of sales under the ELOC for working capital, the service of its outstanding indebtedness and general corporate purposes. Because the purchase price of Put Shares is based on the market price of the Class A Common Stock at the time of each put, the number of shares of Class A Common Stock issuable pursuant to the ELOC cannot be determined at this time and will vary depending on the prices at which the Company elects to sell shares to the Investor, if any.

The Exchange Cap significantly restricts the Company’s ability to access the full economic benefit of the transaction. If stockholders do not approve this proposal, the holders of the Preferred Stock will be limited to converting only a fraction of their shares into Class A Common Stock, the Company will be unable to sell shares of Class A Common Stock under the ELOC in excess of the Exchange Cap, and Tranche 2 of the Securities Purchase Agreement ($2,000,000) will remain unfunded because the removal of the Exchange Cap limitation is a condition precedent to the Purchasers’ obligation to fund Tranche 2. In addition, the Certificate of Designation provides that if the Preferred Stock cannot be fully converted due to the Exchange Cap, the Company must continue to call special meetings at least once every 20 days until the required approval is obtained. The continued restriction of the Exchange Cap would also limit the Company’s ability to raise additional capital to meet its working capital needs, service its debt obligations, and maintain compliance with Nasdaq continued listing requirements.

Effect of Issuance of Additional Securities

Each additional share of Common Stock that would be issuable to the Investor would have the same rights and privileges as each share of our currently outstanding Common Stock. The issuance of shares of Common Stock to the Purchasers and the Investor will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of Common Stock issuable to the Purchasers and the Investor could adversely affect prevailing market prices of our shares of Common Stock.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

The Company is therefore seeking stockholder approval of the issuance of shares of Common Stock upon conversion of the Preferred Stock and pursuant to the ELOC in an amount that would exceed 19.99% of the total outstanding shares.

Additional Information

This summary is intended to provide you with basic information concerning the transactions described herein. The full text of the transaction documents were filed as exhibits to our Current Report on Form 8-K filed with the SEC on August 11, 2026.

Vote required

If a quorum is represented at the Special Meeting, this Proposal No. 2 will be approved if the number of votes cast for the proposal by holders of shares of Class A Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon exceeds the number of votes cast against the proposal by such holders. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

If a quorum is not represented at the Special Meeting, Proposal No. 2 cannot be approved at the Special Meeting.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 2.

THE BOARD RECOMMENDS A VOTE “FOR” THE EXCHANGE CAP PROPOSAL.

PROPOSAL THREE: THE WHITEHAWK PROPOSAL

TO APPROVE THE SALES OR ISSUANCES OF CLASS A COMMON STOCK AT PRICES BELOW THE EXERCISE PRICE

UNDER THE WHITEHAWK WARRANT AGREEMENT

General

In connection with the Company’s entry into its Credit Agreement, dated December 31, 2021, with WhiteHawk Finance LLC, as lender, and White Hawk Capital Partners, LP, as collateral agent, the Company issued a warrant to WhiteHawk Finance LLC (the “WhiteHawk Warrant”) to purchase shares of the Company’s Class A Common Stock. The WhiteHawk Warrant contains provisions that require the Company to obtain stockholder approval prior to the sale or issuance of Class A Common Stock (or securities convertible into or exercisable for Class A Common Stock) at a price per share below the exercise price then in effect under the WhiteHawk Warrant. Because the conversion price of the Series D Preferred Stock (which may be as low as the Adjusted Floor Price of $0.6160 per share) and the purchase price of shares issuable under the ELOC (at 95% of the applicable market price) may both be below the exercise price then in effect under the WhiteHawk Warrant, the Company is required to obtain stockholder approval to permit such issuances.

This approval is also enumerated as one of the Required Stockholder Approvals under the Securities Purchase Agreement and, accordingly, is a condition precedent to the Purchasers’ obligation to fund Tranche 2 of the Securities Purchase Agreement ($2,000,000). If stockholders do not approve this proposal, the Company would be unable to issue shares of Class A Common Stock upon conversion of the Preferred Stock or under the ELOC at prices below the exercise price under the WhiteHawk Warrant without violating the terms of the WhiteHawk Warrant Agreement. Such a violation could trigger anti-dilution adjustments or other adverse consequences under the WhiteHawk Warrant Agreement and could constitute a breach of the Company’s obligations under the Transaction Documents. In addition, the failure to obtain this approval would prevent the satisfaction of the Tranche 2 funding conditions, depriving the Company of $2,000,000 in additional proceeds that are necessary to support the Company’s working capital needs and general corporate purposes.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

If a quorum is represented at the Special Meeting, this Proposal No. 3 will be approved if the number of votes cast for the proposal by holders of shares of Class A Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon exceeds the number of votes cast against the proposal by such holders. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

If a quorum is not represented at the Special Meeting, Proposal No. 3 cannot be approved at the Special Meeting.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVING THE SALES OR ISSUANCES OF CLASS A COMMON STOCK AT PRICES BELOW THE EXERCISE PRICE UNDER THE WHITEHAWK WARRANT AGREEMENT

THE BOARD RECOMMENDS A VOTE “FOR” THE WHITEHAWK PROPOSAL.

PROPOSAL FOUR: ADJOURNMENT PROPOSAL

TO APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING,

IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

General

In addition to the Reverse Stock Splits Proposal, the Exchange Cap Proposal, the WhiteHawk Proposal, the Authorized Share Increase Proposal, the J.J. Astor Proposal, the 2026 Plan Proposal, and the Name Change Proposal, our stockholders are also being asked to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of such proposals, if there are insufficient votes at the time of such adjournment to approve and adopt any or all such Proposals (the “Adjournment Proposal”). If the Adjournment Proposal is approved, the Special Meeting could be successively adjourned to another date. In addition, the Board could postpone the Special Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

If a quorum is represented at the Special Meeting, this Proposal No. 4 will be approved if the number of votes cast for the proposal by holders of shares of Class A Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon exceeds the number of votes cast against the proposal by such holders. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

If a quorum is not represented at the Special Meeting, Proposal No. 4 cannot be approved at the Special Meeting.

OUR BOARD RECOMMENDS A VOTE “FOR” ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE REVERSE STOCK SPLITS PROPOSAL, THE EXCHANGE CAP PROPOSAL, THE WHITEHAWK PROPOSAL, THE AUTHORIZED SHARE INCREASE PROPOSAL, THE J.J. ASTOR PROPOSAL, THE 2026 PLAN PROPOSAL, AND THE NAME CHANGE PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE AND ADOPT SUCH PROPOSALS.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

PROPOSAL FIVE

TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED SHARES OF CLASS A COMMON STOCK

The Company’s Articles of Incorporation, as amended to date, currently authorize 55,000,000 shares of Class A Common Stock, following the increase approved by stockholders at the reconvened annual meeting held on July 23, 2026, and the filing of a Certificate of Amendment with the Nevada Secretary of State on July 27, 2026. While the authorized share count was recently increased, the Company’s obligations under the Transaction Documents may require a significantly higher number of authorized shares of Class A Common Stock than are currently available.

Specifically, the Certificate of Designation requires the Company to maintain a share reserve with its transfer agent equal to not less than 300% of the shares of Class A Common Stock issuable upon full conversion of all outstanding Series D Preferred Stock at the applicable floor price then in effect. Based on the initial Adjusted Floor Price of $0.6160 per share and the maximum aggregate Stated Value of $9,375,000, the maximum conversion shares total approximately 15.2 million, requiring a reserve of approximately 45.7 million shares. In addition, the ELOC facility of up to $15,000,000 could require up to approximately 25.6 million additional shares at the floor price (at 95% of market price), plus shares issuable as Commitment Shares, True-Up Commitment Shares, and Pre-Funded Warrants. When combined with shares that are already issued and outstanding, shares reserved for issuance under outstanding warrants and options, and shares reserved under the Company’s equity incentive plans, the total share requirements may substantially exceed the current 55,000,000 authorized shares. The Certificate of Designation further provides that if the number of authorized but unissued shares of Class A Common Stock is insufficient to effect conversion of all outstanding Preferred Stock, the Company must take such corporate action as may be necessary to increase its authorized shares, including engaging in best efforts to obtain the requisite stockholder approval.

The increase in authorized shares is also a condition precedent to the Purchasers’ obligation to fund Tranche 2 of the Securities Purchase Agreement. If stockholders do not approve this proposal, the Company may be unable to satisfy its share reserve obligations under the Certificate of Designation, which could trigger an Event of Default and result in the imposition of the 20% Default Premium on the Stated Value of the outstanding Preferred Stock and the accrual of a cumulative default dividend at a rate of 20% per annum. In addition, the Company would be unable to access the full capacity of the ELOC, Tranche 2 would remain unfunded, and the Company’s ability to raise the capital necessary to sustain operations and service its existing debt would be materially impaired.

Rights of Additional Authorized Shares

The authorization of additional shares of Company Stock will not, by itself, have any effect on the rights of present stockholders. Any such additional authorized shares of Common Stock, if and when issued, would be part of the Company’s existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding.

Potential Adverse Effects of Amendment

Future issuances of Common Stock could have a dilutive effect on the Company’s earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company or inhibit the removal of incumbent management. For example, the issuance of the newly authorized shares of Common Stock could be used to deter or prevent a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly. However, the Board of Directors is not aware of any third-party attempts to assume control of the Company and has not presented this Proposal No. 5 with the intent that it be utilized as an anti-takeover device or to inhibit the removal of incumbent management.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in the proposal as a result of their ownership of shares of our Common Stock. However, we do not believe that our officers or directors have interests in the proposal that are different from or greater than those of any of our other stockholders.

Stock Incentive Plans

Upon completion of the Charter Amendment and to the extent the Board of Directors were to authorize a stock split, the number of shares of our Common Stock subject to our existing equity incentive plans, as well as the number of shares subject to outstanding awards shall be likewise adjusted.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which the Company expects to file promptly after the Special Meeting. If the proposed amendment is not approved by the Company’s stockholders, the number of authorized shares of Class A Common Stock will remain unchanged.

Required Vote

If a quorum is represented at the Special Meeting, this Proposal No. 5 will be approved if the number of votes cast for the proposal by holders of shares of Class A Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon exceeds the number of votes cast against the proposal by such holders. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Upon effectiveness, the Company’s total authorized capital stock would consist of 500,000,000 shares of Class A Common Stock, 50,000,000 shares of Class B Common Stock, and 50,000,000 shares of Preferred Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK TO 500,000,000 SHARES.

PROPOSAL SIX: THE J.J. ASTOR PROPOSAL

TO APPROVE THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK UPON CONVERSION OF AMOUNTS OUTSTANDING UNDER THE INVENTORY FINANCE AGREEMENT WITH J.J. ASTOR & CO.

General

On May 27, 2025, the Company entered into an Inventory Finance Agreement with J.J. Astor & Co., a Utah corporation (“J.J. Astor”), which was amended and restated on November 3, 2025 and further amended on April 1, 2026 (as so amended, the “Inventory Finance Agreement”), to finance the Company’s purchases of Interactive Flat Panel inventory from its primary contract manufacturer. The facility cap was increased from $6,000,000 to $9,000,000 in November 2025 and to $10,000,000 in April 2026, and the facility is fully drawn. Advances are repayable within 90 days at $1.0535 per $0.80 advanced, and unpaid amounts accrue interest at 19% per annum, compounded daily. The Inventory Finance Agreement has a term through November 3, 2026, unless extended or earlier terminated. As of August 26, 2026, the Company owed approximately $2,700,000 under the Inventory Finance Agreement, including accrued interest and penalties.

J.J. Astor may convert amounts owed under the Inventory Finance Agreement into shares of Class A Common Stock at a conversion price equal to 90% of the lowest 20-day VWAP preceding a conversion notice. If J.J. Astor’s resale proceeds from previously converted shares fall short of the converted amount, the Company must pay the shortfall in cash within five trading days or, at J.J. Astor’s election, in additional shares of Class A Common Stock valued at the lowest 5-day VWAP (“Make Whole Shares”). In April 2026, $556,200 of the outstanding balance was converted into 100,000 shares of Class A Common Stock at a conversion price of $5.562 per share, and in August 2026, an additional $75,608.38 and $92,357.55 of outstanding obligations were converted into 30,290 and 37,000 shares of Class A Common Stock, respectively, at a conversion price of $2.49615 per share.

Interest of Certain Persons in Matters to Be Acted Upon

Michael Pope, the Executive Chairman of the Board, is the Chief Executive Officer of J.J. Astor, and J.J. Astor is beneficially owned, directly or indirectly, by a private investment fund affiliated with Mr. Pope. The Inventory Finance Agreement is therefore a related-party transaction, and Mr. Pope has a substantial interest in the J.J. Astor Proposal that is not shared by all of our other stockholders.

Why the Company Needs Stockholder Approval

Because the conversion price under the Inventory Finance Agreement may be less than the “minimum price” (as defined under Nasdaq rules), Nasdaq Listing Rule 5635(d) requires stockholder approval prior to any issuance of shares of Class A Common Stock that, when aggregated with all other issuances under the Inventory Finance Agreement and related agreements, would equal or exceed 19.99% of the outstanding shares of Class A Common Stock. In addition, because J.J. Astor is an entity affiliated with our Executive Chairman, who is both an officer and a director of the Company, issuances of Class A Common Stock at a discount to market price may be deemed a form of equity compensation requiring stockholder approval under Nasdaq Listing Rule 5635(c). The Inventory Finance Agreement prohibits issuances upon conversion that would equal or exceed 19.99% of the outstanding shares of Class A Common Stock absent stockholder approval, and, under the April 1, 2026 amendment, the Company agreed to seek stockholder approval for any issuance exceeding 19.99% of the outstanding Class A Common Stock in accordance with Nasdaq rules.

Effect of Approval

If the J.J. Astor Proposal is approved, the Company will be permitted to issue shares of Class A Common Stock upon conversion of amounts outstanding under the Inventory Finance Agreement (including any Make Whole Shares) in excess of 19.99% of the outstanding shares of Class A Common Stock. Because the conversion price is based on the trading price of the Class A Common Stock at the time of conversion, the number of shares issuable cannot be determined at this time, and issuances upon conversion may result in substantial dilution to existing stockholders. If the J.J. Astor Proposal is not approved, the Company will not be permitted to issue shares upon conversion at or above the 19.99% threshold and will remain obligated to satisfy amounts owed under the Inventory Finance Agreement in cash, and unpaid amounts will continue to accrue interest at 19% per annum, compounded daily.

Vote Required

If a quorum is represented at the Special Meeting, this Proposal No. 6 will be approved if the number of votes cast for the proposal by holders of shares of Class A Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon exceeds the number of votes cast against the proposal by such holders. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

If a quorum is not represented at the Special Meeting, Proposal No. 6 cannot be approved at the Special Meeting.

Because of his relationship with J.J. Astor, Mr. Pope recused himself from, and did not participate in, the Board’s deliberations, approval of, or recommendation with respect to the J.J. Astor Proposal. The recommendation set forth below was approved by the disinterested members of the Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK UPON CONVERSION OF AMOUNTS OUTSTANDING UNDER THE INVENTORY FINANCE AGREEMENT WITH J.J. ASTOR & CO. IN EXCESS OF 19.99% OF THE OUTSTANDING SHARES OF CLASS A COMMON STOCK.

PROPOSAL SEVEN: THE 2026 PLAN PROPOSAL

TO APPROVE THE BOXLIGHT CORPORATION 2026 EQUITY INCENTIVE PLAN

General

On September 17, 2026, the Board of Directors adopted, subject to stockholder approval, the Boxlight Corporation 2026 Equity Incentive Plan (the “2026 Plan”), and reserved 6,500,000 shares of Class A Common Stock for issuance under the 2026 Plan. We are asking stockholders to approve the 2026 Plan at the Special Meeting.

The following description of the 2026 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Boxlight Corporation 2026 Equity Incentive Plan, which is attached to this Proxy Statement as Appendix C. Stockholders are urged to read the 2026 Plan in its entirety.

Reasons for the 2026 Plan Proposal

The Company has previously granted equity awards under its Boxlight Corporation 2014 Stock Incentive Plan, as amended (the “2014 Plan”), and its Boxlight Corporation 2021 Stock Incentive Plan, as amended (the “2021 Plan”). As a result of the reverse stock splits effected by the Company since 2023, including the 1-for-6 reverse stock split effected on June 22, 2026, the share reserves under the 2014 Plan and the 2021 Plan have been proportionately reduced, and the Company has no shares available to make equity awards to its employees, non-employee directors and consultants.

The Board believes that equity compensation is essential to attracting, retaining and motivating the employees and directors on whom the Company depends, particularly in light of the Company’s current financial position and the competitive market for talent in the technology sector. Without an adequate share reserve, the Company has been required to rely solely on cash compensation, which would increase cash operating expenses at a time when the Company is seeking to preserve liquidity, and would leave the Company unable to align the interests of its employees and directors with those of stockholders.

The 6,500,000 shares reserved under the 2026 Plan represent approximately 20% of the Company’s outstanding shares of Class A Common Stock on a fully diluted basis, calculated as of the Record Date and giving effect to the maximum number of shares issuable upon conversion of the Series D Preferred Stock and upon issuance under the Equity Purchase Agreement and the Inventory Finance Agreement. Stockholders should note that this reserve is significant relative to the number of shares of Class A Common Stock presently issued and outstanding, and that awards granted under the 2026 Plan will dilute the ownership interests of existing stockholders.

If the Reverse Stock Splits Proposal is approved and the Board effects one or more reverse stock splits, the number of shares reserved under the 2026 Plan will be proportionately adjusted as described below under “Adjustments.”

Description of the 2026 Plan

Administration. The 2026 Plan will be administered by the Compensation Committee of the Board, or such other committee as the Board may designate (the “Administrator”). Subject to the terms of the 2026 Plan, the Administrator has authority to determine the persons to whom awards are granted, the types and sizes of awards, and the terms and conditions of awards, and to construe and interpret the 2026 Plan.

Eligibility. Employees, non-employee directors and consultants of the Company and its subsidiaries are eligible to receive awards under the 2026 Plan. As of the Record Date, approximately 145 employees, 5 non-employee directors and 0 consultants were eligible to participate. Incentive stock options may be granted only to employees of the Company and its subsidiaries.

Shares Available for Awards. Subject to adjustment as described below, a maximum of 6,500,000 shares of Class A Common Stock may be issued pursuant to awards granted under the 2026 Plan, subject to the Plan’s separate limit on shares that may be issued pursuant to incentive stock options. Generally, shares subject to an award that expires, is forfeited, canceled or otherwise terminates without the issuance of shares return to the Share Reserve. Shares withheld or tendered to satisfy tax withholding obligations or to pay an award’s exercise price also generally return to the Share Reserve, except that shares withheld or tendered in connection with Options or SARs are not recycled. For a SAR settled in shares, only the net shares actually delivered to the participant reduce the available pool. Shares repurchased on the open market with option exercise proceeds do not increase the Share Reserve, and Substitute Awards do not reduce the Share Reserve.

Individual Award Limits. In any calendar year, no participant may be granted (i) Options or SARs covering more than 5% of the Fully Diluted Shares, (ii) Restricted Stock or RSUs covering more than 5% of the Fully Diluted Shares, or (iii) share-denominated Performance Awards covering more than 5% of the Fully Diluted Shares, in each case measured as of the first day of that calendar year. Cash-denominated Performance Awards may not exceed $1,000,000 for any participant in any calendar year.

Types of Awards. The 2026 Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, unrestricted stock, performance awards, other equity-based awards and dividend equivalents.

Exercise Price. The exercise price of each Option and the base price of each SAR may not be less than 100% of the fair market value of a share of Class A Common Stock on the grant date; provided, however, that an incentive stock option granted to a Ten-Percent Stockholder must have an exercise price of at least 110% of fair market value. In no event may the exercise price be less than the par value of a share of Class A Common Stock.

Term of Options and SARs. No Option or SAR may be exercised more than 10 years after its grant date, except that an incentive stock option granted to a Ten-Percent Stockholder may not be exercised more than five years after its grant date. An award agreement may provide for a shorter term.

Incentive Stock Options. Incentive stock options may be granted only to employees. The aggregate fair market value of shares subject to ISOs that first become exercisable by an employee in any calendar year, under all plans of the Company and its parent and subsidiary corporations, may not exceed $100,000; any excess is treated as a nonqualified stock option. ISOs may not be transferred other than by will or the laws of descent and distribution, and an ISO that fails to satisfy Section 422 of the Internal Revenue Code is automatically treated as a nonqualified stock option.

Termination of Service. Unless otherwise provided in an award agreement, if a participant’s service terminates other than for Cause, death or Disability, the vested portion of an Option or SAR may be exercised for 90 days after termination. Following death or Disability, the vested portion may be exercised for 12 months. If service terminates for Cause, all outstanding Options and SARs, whether vested or unvested, immediately terminate and are forfeited. The Committee may extend these periods, subject to the maximum term of the award.

Minimum Vesting. Except for awards covering up to 5% of the shares reserved under the 2026 Plan, no Option, SAR, Restricted Stock or RSU generally may vest earlier than the first anniversary of its grant date. The minimum vesting requirement does not apply to Substitute Awards, and vesting upon death, Disability, retirement or a change in control is permitted without regard to the one-year minimum.

No Repricing. Without prior stockholder approval, the Administrator may not reduce the exercise price of an outstanding Option or the base price of an outstanding SAR, cancel and re-grant an Option or SAR at a lower price, or cancel an underwater Option or SAR in exchange for cash or another award with a lower price. The prohibition applies regardless of whether the repricing is effected through amendment, substitution, cancellation or any other method, except for adjustments permitted under the 2026 Plan.

Non-Employee Director Award Limit. The aggregate grant date fair market value of all awards granted to any non-employee director in any single calendar year may not exceed $750,000; provided, however, that in the calendar year in which a non-employee director first commences service on the Board, the limit is $1,000,000. The Board may make exceptions for a non-executive chair or in extraordinary circumstances, such as service on a special committee, with appropriate disclosure in the Company’s annual proxy statement.

Adjustments. In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or similar change in the Company’s capital structure, the Administrator will proportionately adjust the number and class of shares reserved under the 2026 Plan, the number and class of shares subject to outstanding awards, and the exercise or purchase price of outstanding awards. Accordingly, if one or more reverse stock splits are effected pursuant to the Reverse Stock Splits Proposal, the 6,500,000-share reserve will be proportionately reduced.

Change in Control. Unless an award agreement or employment or change in control agreement provides otherwise, awards that are assumed, substituted or continued in a change in control do not automatically accelerate solely because of the transaction. If, within 12 months after the change in control, a participant is terminated without Cause or resigns for Good Reason, 100% of the participant’s outstanding unvested awards immediately vest and Options and SARs become exercisable for the remainder of their terms. Awards that are not assumed, substituted or continued may, in the Administrator’s discretion, fully accelerate immediately before the change in control, be canceled for a cash payment equal to their spread value, or receive other equitable treatment. Unless an award agreement provides otherwise, Performance Awards are deemed earned at target upon a change in control; time-based vesting is subject to the same double-trigger treatment if assumed, substituted or continued and lapses immediately if not.

Dividend Equivalents. Dividend Equivalents may be granted alone or with RSUs, Performance Awards or Other Equity-Based Awards, but not with Options or SARs. Amounts accrued on unvested awards are not paid until, and only to the extent, the underlying award vests. Accrued Dividend Equivalents relating to awards that are forfeited or unearned are also forfeited.

Transferability. Awards generally may not be sold, assigned, transferred, pledged or otherwise disposed of, other than by will or the laws of descent and distribution. The Administrator may permit a participant to transfer a nonqualified stock option, but not an incentive stock option, for no consideration to an immediate family member, a trust for the participant or immediate family, or an entity owned by the participant or immediate family.

Clawback. All awards, payments and shares delivered under the 2026 Plan are subject to the Company’s clawback and recoupment policy under the Dodd-Frank Wall Street Reform and Consumer Protection Act, Section 10D of the Exchange Act, Nasdaq Listing Rule 5608, any other applicable law and any other policy adopted by the Board or Administrator. In addition, if within 90 days after a participant’s termination (other than for Cause) the Administrator determines that facts existed at or before termination that would have constituted Cause, unvested Restricted Stock or RSUs that vested, and RSUs that settled, during the 90 days before termination may be forfeited or clawed back, including return of shares or cash value.

Amendment and Term. The Board may amend, suspend or terminate the 2026 Plan at any time, subject to stockholder approval where required by applicable law or Nasdaq rules. The 2026 Plan will remain in effect until earlier termination or the tenth anniversary of its Effective Date; ISOs may not be granted after the tenth anniversary of the date the 2026 Plan was adopted by the Board.

Unfunded Plan. The 2026 Plan is intended to be an unfunded plan for incentive compensation. Participants have no greater rights than general unsecured creditors with respect to unpaid amounts, and the Company is not required to segregate assets to fund awards.

Governing Law. The 2026 Plan and award agreements are governed by Delaware law, and disputes are subject to the exclusive jurisdiction of the federal or state courts located in Delaware.

U.S. Federal Income Tax Consequences

The following is a general summary of certain U.S. federal income tax consequences of awards under the 2026 Plan. It is not a complete description, does not address state, local or non-U.S. tax consequences, and participants should consult their own tax advisors.

Non-statutory stock options and stock appreciation rights. A participant generally recognizes no income at grant and recognizes ordinary income on exercise equal to the excess of the fair market value of the shares received over the exercise price, and the Company is generally entitled to a corresponding deduction.

Incentive stock options. A participant generally recognizes no income at grant or exercise, although the spread at exercise is an item of alternative minimum taxable income. If the applicable holding periods are satisfied, gain on a subsequent sale is taxed as long-term capital gain and the Company receives no deduction; if they are not satisfied, the participant generally recognizes ordinary income and the Company is generally entitled to a corresponding deduction.

Restricted stock and restricted stock units. A participant generally recognizes ordinary income as the award vests (or, for restricted stock, at grant if a timely election under Section 83(b) of the Internal Revenue Code is made), equal to the fair market value of the shares at that time, and the Company is generally entitled to a corresponding deduction.

Section 409A. Awards under the 2026 Plan are intended to be exempt from or to comply with Section 409A of the Internal Revenue Code.

New Plan Benefits

Because awards under the 2026 Plan will be granted at the discretion of the Administrator, the number, type and value of awards that will be received by or allocated to any participant under the 2026 Plan are not determinable at this time. No awards have been granted under the 2026 Plan, and no awards will be granted under the 2026 Plan unless it is approved by stockholders.

Equity Compensation Plan Information

As of December 31, 2025, there were 183 shares of Class A Common Stock issuable upon the exercise of outstanding options, warrants and rights under the Company’s equity compensation plans approved by security holders, at a weighted-average exercise price of $1,058.40, and no shares remained available for future issuance under those plans. The Company has no equity compensation plans that were not approved by security holders.

Interest of Certain Persons in Matters to Be Acted Upon

The Company’s executive officers and non-employee directors are eligible to receive awards under the 2026 Plan and therefore have an interest in the approval of the 2026 Plan Proposal that is not shared by stockholders generally.

Vote Required

If a quorum is represented at the Special Meeting, this Proposal No. 7 will be approved if the number of votes cast for the proposal by holders of shares of Class A Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon exceeds the number of votes cast against the proposal by such holders. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

If a quorum is not represented at the Special Meeting, Proposal No. 7 cannot be approved at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE BOXLIGHT CORPORATION 2026 EQUITY INCENTIVE PLAN.

PROPOSAL EIGHT: THE NAME CHANGE PROPOSAL

TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM “BOXLIGHT CORPORATION” TO “BOXLIGHT GROUP CORPORATION”

General

The Board has approved, subject to stockholder approval, an amendment to the Company’s Articles of Incorporation to change the name of the Company from “Boxlight Corporation” to “Boxlight Group Corporation” (the “Name Change”). The Board believes that the Name Change better reflects the Company’s evolution into a diversified holding company structure and its strategic direction. The proposed new name, “Boxlight Group Corporation,” is intended to signal to investors, customers, and partners that the Company operates through multiple business lines and subsidiaries and is positioned for growth beyond its historical core business.

If the Name Change Proposal is approved by the stockholders, the Name Change will become effective upon the filing of a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada, which the Company expects to file promptly after the Special Meeting. The form of the proposed Certificate of Amendment to effect the Name Change is attached to this Proxy Statement as Appendix D.

The Name Change will not affect the rights of the Company’s stockholders. The Company’s Class A Common Stock will continue to be listed on the Nasdaq Capital Market, and the Company will apply to change its trading symbol, if applicable, in connection with the Name Change. Stock certificates previously issued bearing the name “Boxlight Corporation” will continue to be valid and need not be exchanged.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

If a quorum is represented at the Special Meeting, this Proposal No. 8 will be approved if the number of votes cast for the proposal by holders of shares of Class A Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon exceeds the number of votes cast against the proposal by such holders. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

If a quorum is not represented at the Special Meeting, Proposal No. 8 cannot be approved at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM “BOXLIGHT CORPORATION” TO “BOXLIGHT GROUP CORPORATION.”

SOLICITATION OF PROXIES

The Board of Directors is soliciting the proxies accompanying this Proxy Statement, and the Company will bear the entire cost of the solicitation, including the preparation, printing and mailing of this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders.

Proxies will be solicited principally by mail. Proxies may also be solicited by telephone, facsimile, electronic mail or in person by our directors, officers and employees, none of whom will receive any additional compensation for such solicitation activities. We will also reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of shares of Class A Common Stock held of record by them.

OTHER MATTERS

The Board of Directors knows of no other business to be presented for consideration at the Special Meeting. If any other matters properly come before the Special Meeting or any adjournment or postponement thereof, the persons named as proxies will vote the shares represented by properly executed proxies in their discretion in accordance with their best judgment.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you would prefer to receive separate copies of our proxy materials, or if you are receiving multiple copies and would prefer to receive a single copy, please notify your broker if your shares are held in street name, or notify us if you are a stockholder of record, by writing to Boxlight Corporation, Attention: Corporate Secretary, 2750 Premiere Parkway, Ste. 900, Duluth, Georgia 30097, or by telephone at (678) 367-0809. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials to any stockholder of record at a shared address to which a single copy was delivered.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. These filings are available to the public free of charge on the SEC’s website at www.sec.gov and on the investor relations page of our website at www.boxlight.com. Except for the documents specifically incorporated by reference as described below, information contained on, or accessible through, our website is not incorporated by reference into, and does not constitute a part of, this Proxy Statement.

Stockholders may also obtain, without charge, a copy of any document we file with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, by written request directed to Boxlight Corporation, Attention: Corporate Secretary, 2750 Premiere Parkway, Ste. 900, Duluth, Georgia 30097.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us to “incorporate by reference” into this Proxy Statement information that we file with the SEC in other documents. This means that we can disclose important information to you by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Proxy Statement.

We incorporate by reference into this Proxy Statement the following documents, and specifically the financial statements, related notes, management’s discussion and analysis of financial condition and results of operations, and quantitative and qualitative disclosures about market risk contained therein:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on April 15, 2026; and

●	our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 14, 2026.

Any statement contained in a document incorporated by reference into this Proxy Statement will be deemed to be modified or superseded to the extent that a statement contained in this Proxy Statement modifies or supersedes that statement. Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this Proxy Statement.

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT OF

ARTICLES OF INCORPORATION OF

BOXLIGHT CORPORATION

Pursuant to NRS 78.385 and 78.390

Boxlight Corporation, a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), hereby certifies as follows:

1.	The name of the Corporation is Boxlight Corporation.

2.	The Board of Directors of the Corporation duly adopted resolutions approving the amendment to the Articles of Incorporation set forth below and declaring the amendment advisable.

3.	The stockholders of the Corporation approved the amendment at a special meeting of stockholders held on [●], 2026, in accordance with NRS 78.390. The amendment was approved by a vote of the stockholders holding shares entitling them to exercise at least a majority of the voting power of the Corporation.

4.	Article Fourth of the Articles of Incorporation of the Corporation is hereby amended to add the following provision:

Effective as of 5:00 p.m. Eastern Time on the date of filing of this Certificate of Amendment with the Secretary of State of the State of Nevada (the “Effective Time”), every [●] shares of the Corporation’s Class A Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time shall be automatically combined into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock, without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”). No fractional shares of Class A Common Stock shall be issued in connection with the Reverse Stock Split. In lieu of any fractional share, each stockholder who would otherwise be entitled to a fractional share shall receive one whole share of Class A Common Stock. The total number of shares of all classes of stock that the Corporation is authorized to issue shall not be affected by the Reverse Stock Split and shall remain as set forth in the Articles of Incorporation, as amended.

5.	Except as expressly amended by this Certificate of Amendment, all provisions of the Articles of Incorporation, as amended, remain in full force and effect.

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Certificate of Amendment as of [●], 2026.

BOXLIGHT CORPORATION

By:
Name:	[●]
Title:	[●]

A-1

APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT

OF ARTICLES OF INCORPORATION

OF BOXLIGHT CORPORATION

Pursuant to NRS 78.385 and 78.390

Boxlight Corporation, a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), hereby certifies as follows:

1.	The name of the Corporation is Boxlight Corporation.

2.	The Board of Directors of the Corporation duly adopted resolutions approving the amendment to the Articles of Incorporation set forth below and declaring the amendment advisable.

3.	The stockholders of the Corporation approved the amendment at a special meeting of stockholders held on [●], 2026, in accordance with NRS 78.390. The amendment was approved by a vote of the stockholders holding shares entitling them to exercise at least a majority of the voting power of the Corporation.

4.	The opening paragraph of Article Fourth of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

“The total number of shares of all classes of stock that the Corporation is authorized to issue is Six Hundred Million (600,000,000) shares, consisting of: (a) Five Hundred Million (500,000,000) shares of Class A Common Stock, par value $0.0001 per share; (b) Fifty Million (50,000,000) shares of Class B Common Stock, par value $0.0001 per share; and (c) Fifty Million (50,000,000) shares of Preferred Stock, par value $0.0001 per share.”

5.	All other provisions of the Articles of Incorporation, as amended, remain in full force and effect.

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Certificate of Amendment as of [●], 2026.

BOXLIGHT CORPORATION

By:
Name:	[●]
Title:	[●]

B-1

APPENDIX C

BOXLIGHT CORPORATION

2026 EQUITY INCENTIVE PLAN

BOXLIGHT CORPORATION

2026 EXECUTIVE EQUITY INCENTIVE PLAN

(the “Plan”)

Effective as of [___], 2026 (the “Effective Date”)

RECITALS

WHEREAS, Boxlight Corporation, a Nevada corporation (the “Company”), desires to attract, motivate, and retain highly qualified officers, employees, non-employee directors, and consultants by providing them with equity-based and other performance-based compensation opportunities;

WHEREAS, the Company has previously adopted the Boxlight Corporation 2014 Stock Incentive Plan and the Boxlight Corporation 2021 Stock Incentive Plan (collectively, the “Prior Plans”), and shares of Stock subject to outstanding awards under the Prior Plans shall be included in the calculation of Fully Diluted Shares for purposes of determining the share reserve under this Plan;

WHEREAS, the Board of Directors has determined to establish a share reserve for the grant of Awards under this Plan, as more fully set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Company hereby adopts this Plan, effective as of the Effective Date, on the terms and conditions set forth herein.

ARTICLE 1 PURPOSE AND SCOPE

Section 1.1 Purpose.

The purpose of the Plan is to promote the long-term success of Boxlight Corporation and to increase stockholder value by providing officers, employees, non-employee directors, and consultants of the Company and its Affiliates with incentives and rewards to encourage them to acquire a proprietary interest in the Company's growth, thereby aligning their interests with those of the Company's stockholders.

Section 1.2 Scope.

The Plan authorizes the grant of the following types of awards (each, an “Award”):

(a)	Stock Options (both Incentive Stock Options and Nonqualified Stock Options);

(b)	Stock Appreciation Rights (“SARs”);

(c)	Restricted Stock;

(d)	Restricted Stock Units (“RSUs”);

(e)	Unrestricted Stock;

(f)	Performance Awards (including performance-conditioned Options, SARs, Restricted Stock, and RSUs);

(g)	Other Equity-Based Awards; and

(h)	Dividend Equivalents.

ARTICLE 2 DEFINITIONS

As used in the Plan, the following terms have the meanings set forth below. Capitalized terms not defined herein have the meanings ascribed to them in the Company's certificate of incorporation, as applicable.

2.1 “Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company. For purposes of ISO grants, “Affiliate” is limited to a parent corporation or subsidiary corporation within the meaning of Section 424 of the Code.

2.2 “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the grant of an Award and setting forth the terms and conditions applicable thereto. Award Agreements are subject to and incorporated by reference into the Plan.

2.3 “Board” means the Board of Directors of Boxlight Corporation, as constituted from time to time.

2.4 “Cause” means, unless otherwise defined in an applicable Award Agreement or employment agreement, (i) material neglect of duties or willful misconduct in the performance of the Participant's duties, (ii) conviction of, or plea of guilty or nolo contendere to, a felony or crime of moral turpitude, (iii) fraud, embezzlement, or material dishonesty with respect to the Company or any Affiliate, (iv) material breach of any non-competition, non-solicitation, or confidentiality obligation to the Company, or (v) any act or omission that the Committee, in its reasonable judgment, determines constitutes cause for termination under applicable law.

2.5 “Change in Control” or “CIC” means (i) any person or group acquiring beneficial ownership of more than 50% of the combined voting power of the then-outstanding voting securities of the Company; (ii) a merger, consolidation, or reorganization in which the Company's stockholders immediately prior thereto hold less than 50% of the combined voting power of the resulting entity; or (iii) a sale, transfer, or other disposition of all or substantially all of the assets of the Company to an unaffiliated third party. A CIC shall not include any transaction in which the Company's stockholders immediately before the transaction continue to hold more than 50% of the voting power of the surviving or resulting entity.

2.6 “Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor statute. References to specific sections of the Code include any Treasury Regulations or guidance promulgated thereunder.

2.7 “Committee” means the Compensation Committee of the Board, or such other committee or subcommittee as the Board may designate to administer the Plan, constituted to satisfy Applicable Laws, including Rule 16b-3 and Section 162(m) of the Code to the extent applicable. If no committee is designated, the Board shall act as the Committee.

2.8 “Company” means Boxlight Corporation, a Nevada corporation, and any successor thereto.

2.9 “Consultant” means any natural person engaged by the Company or an Affiliate to render bona fide consulting or advisory services other than as an Employee or Director, where the services are not in connection with the offer or sale of securities in a capital-raising transaction and the person does not directly or indirectly promote or maintain a market for the Company's securities.

2.10 “Director” means a member of the Board or the board of directors of any Affiliate. “Non-Employee Director” means a Director who is not an Employee of the Company or any Affiliate.

2.11 “Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code, or such other definition as may be set forth in the Participant's Award Agreement or employment agreement, provided that such definition satisfies the requirements of Section 409A of the Code to the extent applicable.

2.12 “Effective Date” has the meaning set forth in the introductory caption of the Plan and means the date on which the Plan is approved by the Company's stockholders (or, if earlier, the date the Plan is adopted by the Board subject to subsequent stockholder approval within twelve (12) months).

2.13 “Employee” means any officer or other employee of the Company or an Affiliate as determined under Section 3401(c) of the Code. A Director who is also an Employee is an Employee for purposes of the Plan.

2.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.15 “Exercise Price” means, with respect to an Option or SAR, the per-share price at which a share of Stock may be purchased upon exercise of an Option or the base price per share used to calculate the appreciation payable upon exercise of a SAR, in each case as determined by the Committee and set forth in the Award Agreement, subject to Article 5.

2.16 “Fair Market Value” means, as of any date, (i) if the Stock is listed on any established securities exchange or traded on any established market, the closing sale price of a share of Stock as reported by such exchange or market on such date (or, if no trades occur on that date, the most recent preceding trading day); or (ii) if the Stock is not publicly traded, the fair market value as determined by the Committee in good faith using a reasonable valuation method consistent with Section 409A of the Code.

2.17 “Fully Diluted Shares” or “FDS” means, as of any measurement date, the total number of shares of Stock outstanding plus all shares subject to outstanding convertible securities (including convertible notes and preferred stock on an as-converted basis), options, warrants, and other rights to acquire shares of Stock (including, without limitation, all shares subject to outstanding awards under any Prior Plans), as calculated in accordance with the treasury-stock method or such other method as the Committee consistently applies.

2.18 “Grant Date” means the date on which the Committee adopts a resolution, or takes other action, granting an Award to a Participant, or such later date as the Committee may specify in such resolution or action.

2.19 “Incentive Stock Option” or “ISO” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement, and that satisfies the requirements set forth in Article 5.

2.20 “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to qualify as an ISO and is designated as a Nonqualified Stock Option in the applicable Award Agreement.

2.21 “Option” means a right granted under Article 5 to purchase a specified number of shares of Stock at the Exercise Price, which may be an ISO or an NQSO.

2.22 “Participant” means any Employee, Non-Employee Director, or Consultant who has been granted an Award under the Plan and whose Award remains outstanding, or any beneficiary, guardian, legal representative, or estate of such individual to whom an Award has passed upon the death or incapacity of the original Participant.

2.23 “Performance Award” means any Award (including Performance Shares, Performance Units, or performance-conditioned Options, SARs, Restricted Stock, or RSUs) granted under Article 7 that is subject to the attainment of one or more Performance Goals.

2.24 “Performance Goals” means measurable performance objectives established by the Committee with respect to any Performance Award, which may include (without limitation) revenue, earnings, earnings per share, stock price, total stockholder return, return on equity or assets, operating income, net income, cash flow, margin, market share, customer acquisition metrics, technology milestones, or such other financial or non-financial measures as the Committee may specify.

2.25 “Performance Period” means the period of time, established by the Committee, over which performance is measured for purposes of determining the vesting or settlement of a Performance Award.

2.26 “Prior Plans” means, collectively, the Boxlight Corporation 2014 Stock Incentive Plan and the Boxlight Corporation 2021 Stock Incentive Plan, each as amended from time to time.

2.27 “Plan” means this Boxlight Corporation 2026 Stock Option and Equity Incentive Plan, as amended and restated from time to time.

2.28 “Restricted Stock” means shares of Stock granted pursuant to Article 6 that are subject to restrictions on transfer and risks of forfeiture until the applicable vesting or lapse conditions have been satisfied.

2.29 “Restricted Stock Unit” or “RSU” means a right granted pursuant to Article 6 to receive a specified number of shares of Stock (or, at the Committee's discretion, cash equivalent thereto) upon satisfaction of applicable vesting conditions, without payment by the Participant of any Exercise Price.

2.30 “Rule 16b-3” means Rule 16b-3 promulgated under Section 16 of the Exchange Act, as amended from time to time.

2.31 “SAR” means a stock appreciation right granted pursuant to Article 5, representing the right to receive a payment, in cash, Stock, or a combination thereof, equal to the excess of the Fair Market Value of a share of Stock on the exercise date over the base price per share specified in the Award Agreement.

2.32 “Section 409A” means Section 409A of the Code and the Treasury Regulations and other official guidance issued thereunder, as each may be amended from time to time.

2.33 “Stock” means the Class A common stock, $0.0001 par value per share, of Boxlight Corporation, or such other class or series of shares as the Committee may designate following any reclassification, recapitalization, or other change in the Company's capital structure.

2.34 “Substitute Award” means an Award granted in substitution for, or in assumption of, an outstanding award previously granted by a company or business entity acquired by the Company or with which the Company combines. Substitute Awards shall not reduce the shares available for issuance under the Plan.

2.35 “Ten-Percent Stockholder” means a Participant who, at the time an ISO is granted, owns (directly or by attribution under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation within the meaning of Section 422(b)(6) of the Code.

2.36 “Unrestricted Stock” means shares of Stock granted pursuant to Article 6 that are not subject to any forfeiture conditions, restrictions on transfer, or performance conditions.

2.37 “Vesting Date” means the date or dates on which an Award or portion thereof ceases to be subject to forfeiture conditions or, in the case of an Option or SAR, becomes exercisable, as set forth in the applicable Award Agreement or otherwise determined by the Committee.

ARTICLE 3 SHARES AVAILABLE FOR AWARDS

Section 3.1 Number of Shares Authorized.

(a) Share Reserve. Subject to adjustment as provided in Article 9, the aggregate number of shares of Stock that may be delivered in connection with Awards granted under this Plan shall not exceed (i) twenty percent (20%) of the Fully Diluted Shares as determined on the Effective Date (the “Initial Shares”), plus (ii) an annual “evergreen” increase on January 1 of each of the first ten (10) calendar years beginning after the Effective Date, equal to three percent (3%) of the Fully Diluted Shares as of December 31 of the immediately preceding calendar year; provided, however, that the cumulative aggregate number of shares authorized under this Plan (inclusive of all evergreen additions) shall not at any time exceed twenty percent (20%) of the Fully Diluted Shares (the “Share Reserve Cap”). The maximum aggregate number of shares that may be issued pursuant to ISOs shall not exceed the Initial Shares (as adjusted for stock splits, stock dividends, recapitalizations, and similar events under Article 9).

Section 3.2 Share Counting Rules.

The following rules shall apply in determining shares available for Awards:

(a)	If any Award expires, is forfeited or cancelled, or is otherwise terminated without the issuance of shares, or if shares are withheld by or tendered to the Company to satisfy a tax withholding obligation or to pay the Exercise Price of an Award, then the shares subject to such Award (other than shares actually issued and not forfeited back) shall again be available for new Awards under the Plan; provided that shares withheld or tendered in connection with Options or SARs shall not be recycled back into the Share Reserve.

(b)	Upon the exercise of a SAR that is settled in Stock, only the net shares actually delivered to the Participant shall reduce the available shares under the applicable pool; the gross shares subject to the SAR shall be deemed cancelled.

(c)	Shares repurchased by the Company on the open market using Option Exercise Price proceeds shall not increase the shares available under the Plan.

(d)	Substitute Awards granted in assumption of or substitution for awards of an acquired entity shall not reduce the Share Reserve.

Section 3.3 Individual Award Limits.

Subject to adjustment under Article 9, in any single calendar year:

(a)	No Participant may be granted Options or SARs covering more than five percent (5%) of the Fully Diluted Shares as of the first day of such calendar year.

(b)	No Participant may be granted Restricted Stock or RSUs covering more than five percent (5%) of the Fully Diluted Shares as of the first day of such calendar year.

(c)	No Participant may be granted Performance Awards denominated in shares covering more than five percent (5%) of the Fully Diluted Shares as of the first day of such calendar year.

(d)	No Participant may be granted cash-denominated Performance Awards in excess of $1,000,000 in any calendar year.

Section 3.4 Non-Employee Director Limits.

Notwithstanding any other provision of the Plan, in any single calendar year, the aggregate grant date Fair Market Value of all Awards granted to any individual Non-Employee Director shall not exceed $750,000. The Board may make exceptions to this limit for (i) a non-executive chair of the Board or (ii) in extraordinary circumstances (such as service on a special committee), with appropriate disclosure in the Company's annual proxy statement.

Section 3.5 Substitute Awards.

(a) Inapplicable Plan Limitations. Except as otherwise required by applicable law or the rules of any stock exchange on which the Stock is listed, the Exercise Price, grant date, minimum vesting, and share counting provisions of this Plan shall not apply to Substitute Awards to the extent necessary to preserve the economic value and original terms of such awards in compliance with Section 424(a) or Section 409A of the Code, as applicable.

(b) Preservation of Original Terms. Substitute Awards shall continue to be governed by the terms and conditions under which they were originally granted and the applicable award agreement, as modified only to the minimum extent necessary to reflect any applicable share exchange ratio and to comply with applicable law. The Committee shall have authority to determine the treatment of Substitute Awards in connection with any subsequent CIC.

ARTICLE 4 ADMINISTRATION

Section 4.1 Committee Authority.

The Plan shall be administered by the Committee. The Committee shall have full and exclusive authority to:

(a)	designate Participants and determine the type, number, terms, conditions, and timing of Awards;

(b)	interpret the Plan and any Award Agreement and resolve all ambiguities and inconsistencies;

(c)	establish, amend, suspend, or waive rules and regulations for Plan administration;

(d)	establish Performance Goals and certify the achievement thereof;

(e)	accelerate vesting or exercisability of Awards upon a CIC, death, Disability, or retirement;

(f)	extend the exercise period of an Award (subject to the maximum term under Article 5) or waive any forfeiture conditions;

(g)	determine the treatment of Awards upon a Participant's termination of service;

(h)	authorize the issuance of substitute Awards in connection with mergers, acquisitions, or similar transactions;

(i)	require a Participant to furnish representations, warranties, or undertakings as a condition to the grant, vesting, or settlement of any Award; and

(j)	take any other action the Committee deems necessary or advisable for proper administration of the Plan.

Section 4.2 Discretion Binding.

All determinations and decisions by the Committee shall be made in its sole discretion and shall be final, binding, and conclusive on all persons, including the Company, its stockholders, Affiliates, Participants, and their legal representatives and beneficiaries. The Committee's determinations need not be uniform among Participants.

Section 4.3 Delegation.

To the extent permitted by applicable law and the Company's organizational documents, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to Section 16 of the Exchange Act or Section 162(m) of the Code. Any such delegation shall specify the maximum number of Awards that may be granted and the maximum value thereof, and shall not permit delegation of authority to determine the Fair Market Value or to amend the Plan.

Section 4.4 Insider Administration.

With respect to Awards made to individuals who are subject to Section 16 of the Exchange Act, the Plan shall be administered by the full Committee (or a subcommittee thereof) in a manner intended to permit such Awards to qualify for the exemption from Section 16(b) liability under Rule 16b-3, to the extent applicable.

Section 4.5 No Repricing Without Stockholder Approval.

Notwithstanding any other provision of the Plan, without the prior approval of the Company's stockholders, the Committee shall not (a) reduce the Exercise Price of any outstanding Option or the base price of any outstanding SAR, (b) cancel and re-grant any outstanding Option or SAR at a lower Exercise Price or base price, (c) cancel any underwater Option or SAR in exchange for cash or another Award with a lower Exercise Price or base price, or (d) take any other action that would constitute a “repricing” under applicable stock exchange rules or generally accepted accounting principles. This prohibition applies regardless of whether the repricing would be accomplished through amendment, substitution, cancellation, or any other method.

ARTICLE 5 STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

Section 5.1 Grant of Options and SARs.

The Committee may grant Options (ISOs or NQSOs) and SARs to eligible Participants. Each Award Agreement shall specify whether an Option is an ISO or NQSO, the number of shares subject to the Award, the Exercise Price, the vesting schedule, the term, and any other terms and conditions the Committee deems appropriate.

Section 5.2 Exercise Price.

The Exercise Price of each Option and the base price of each SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the Grant Date; provided, however, that in the case of an ISO granted to a Ten-Percent Stockholder, the Exercise Price shall not be less than 110% of such Fair Market Value. In no event may the Exercise Price be less than the par value of a share of Stock.

Section 5.3 Term.

No Option or SAR may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that in the case of an ISO granted to a Ten-Percent Stockholder, such ISO may not be exercised after the expiration of five (5) years from the Grant Date. An Award Agreement may provide for a shorter term.

Section 5.4 Minimum Vesting.

Except as provided in the following proviso, no Option or SAR shall vest earlier than the first anniversary of the Grant Date. Notwithstanding the foregoing, up to five percent (5%) of the aggregate shares available under the Share Reserve may be granted with vesting conditions that do not satisfy the one-year minimum vesting requirement (including immediate vesting or performance-based vesting with a Performance Period of less than one year). The minimum vesting requirement shall not apply to Substitute Awards.

Section 5.5 Exercise Methods.

To the extent an Option or SAR has vested and is exercisable, the Participant may exercise by:

(a)	paying the full Exercise Price in cash or by check;

(b)	tendering shares of Stock already owned by the Participant with a Fair Market Value equal to the aggregate Exercise Price;

(c)	a “cashless” exercise through a broker-dealer, provided the Company does not extend any credit for this purpose;

(d)	a “net exercise” (“share withholding”) where the Company withholds shares otherwise deliverable with a Fair Market Value equal to the aggregate Exercise Price; or

(e)	any other method approved by the Committee in the Award Agreement.

Section 5.6 SAR Exercise.

Upon exercise of a SAR, the Participant shall receive a payment equal to the excess of the Fair Market Value of the Stock on the exercise date over the base price per share, multiplied by the number of shares as to which the SAR is exercised. Such payment may be made in cash, shares of Stock, or a combination thereof, as determined by the Committee. The number of shares deliverable upon SAR exercise shall be determined based on the Fair Market Value on the exercise date.

Section 5.7 Termination of Service - Options and SARs.

(a) Termination other than for Cause, Death, or Disability. Unless otherwise provided in the Award Agreement, if a Participant's service terminates for any reason other than Cause, death, or Disability, the Participant may exercise the vested portion of any Option or SAR within ninety (90) days after such termination (or such longer period as the Committee may determine, not to exceed the remaining term of the Award).

(b) Death or Disability. If a Participant's service terminates due to death or Disability, the Participant or the Participant's estate or legal representative may exercise the vested portion of any Option or SAR within twelve (12) months after such termination (or such longer period as the Committee may determine, not to exceed the remaining term of the Award).

(c) Termination for Cause. If a Participant's service is terminated for Cause, all outstanding Options and SARs (whether or not vested) shall immediately terminate and be forfeited as of the date of termination.

(d) Committee Discretion. The Committee may, in its sole discretion, extend any post-termination exercise period set forth herein, subject to the maximum term of the Award.

Section 5.8 ISO Requirements.

ISOs shall be granted only to Employees. The aggregate Fair Market Value (determined as of the Grant Date) of Stock with respect to which ISOs are exercisable for the first time by any individual Employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000; any excess shall be treated as NQSOs. ISOs may not be transferred other than by will or the laws of descent and distribution. Any ISO that fails to satisfy the requirements of Section 422 of the Code shall automatically be treated as an NQSO.

Section 5.9 Substitute Awards.

The Committee may grant Substitute Awards, and such Substitute Awards shall not reduce the Share Reserve. The Exercise Price of a Substitute Award may be less than the Fair Market Value on the Grant Date to the extent necessary to preserve the “intrinsic value” of the original award; provided that such Exercise Price shall satisfy Section 409A of the Code or the requirements of Section 424(a) of the Code, as applicable.

ARTICLE 6 RESTRICTED STOCK; RESTRICTED STOCK UNITS; UNRESTRICTED STOCK

Section 6.1 Grant.

The Committee may grant Restricted Stock, RSUs, and Unrestricted Stock to eligible Participants. Each Award Agreement shall specify the number of shares, the applicable restrictions and conditions, the vesting schedule, the settlement terms, and any other terms the Committee deems appropriate.

Section 6.2 Issuance and Restrictions.

Shares of Restricted Stock shall be issued (by book entry or certificate) as of the Grant Date and held in escrow or subject to a stock power until the applicable restrictions lapse. Such shares shall be subject to forfeiture in accordance with the terms of the Award Agreement and shall not be transferred, pledged, or otherwise encumbered during the restricted period.

Section 6.3 Stockholder Rights for Restricted Stock.

Except as otherwise provided in the Award Agreement, a Participant holding Restricted Stock shall have all rights of a stockholder with respect to such shares, including the right to vote and to receive dividends; provided, however, that cash dividends payable with respect to unvested Restricted Stock shall be withheld by the Company and paid to the Participant (without interest) only upon, and to the extent that, the underlying shares vest. Dividends accumulated on shares that are ultimately forfeited shall be forfeited.

Section 6.4 Minimum Vesting.

Except as provided in the following proviso, no Restricted Stock or RSU Award shall vest earlier than the first anniversary of the Grant Date. Notwithstanding the foregoing: (i) up to five percent (5%) of the aggregate shares available under the Share Reserve may be granted with vesting conditions that do not satisfy the one-year minimum; (ii) the minimum vesting requirement shall not apply to Substitute Awards; and (iii) vesting upon death, Disability, retirement, or CIC shall be permitted without regard to the minimum vesting requirement.

Section 6.5 Forfeiture.

Unless otherwise provided in the Award Agreement, unvested Restricted Stock and unvested RSUs shall be forfeited upon the Participant's termination of service, and the Company shall have the right to repurchase unvested Restricted Stock at the lesser of its original purchase price (if any) or its then Fair Market Value.

Section 6.6 Cause Look-Back Clawback.

Notwithstanding Section 6.5, if, within ninety (90) days following a Participant's termination of service (other than a termination for Cause), the Committee determines that facts or circumstances existed at or prior to such termination that would have constituted Cause, then (i) any unvested Restricted Stock or RSUs that vested during the ninety-day period prior to such termination shall be subject to forfeiture and the Company may require the Participant to return shares (or the cash value thereof) received upon such vesting, and (ii) any shares issued in settlement of an RSU that settled during such ninety-day period shall be subject to clawback. This provision is in addition to, and not in lieu of, any other clawback obligations under Article 13.

Section 6.7 Unrestricted Stock.

The Committee may grant shares of Unrestricted Stock to Participants as a bonus, as compensation for past services, or in lieu of cash compensation at the Participant's election (subject to Section 6.9). Such shares are fully vested on the Grant Date and shall not be subject to any forfeiture conditions.

Section 6.8 RSU Terms; Settlement.

RSUs represent an unfunded, unsecured right to receive shares of Stock (or, in the Committee's discretion, the Fair Market Value thereof in cash) upon vesting. Settlement shall occur as promptly as practicable following the applicable Vesting Date but no later than March 15 of the year following the year in which the RSU vests (or as otherwise required by Section 409A). Upon settlement, Stock shall be transferred to the Participant free and clear of all restrictions (subject to applicable tax withholding and applicable securities law restrictions).

ARTICLE 7 PERFORMANCE AWARDS AND OTHER EQUITY-BASED AWARDS

Section 7.1 Grant of Performance Awards.

The Committee may grant Performance Awards to Participants, including performance-conditioned Options, SARs, Restricted Stock, RSUs, or other performance-based incentive awards. Performance Awards shall be subject to the attainment of one or more Performance Goals during the Performance Period specified by the Committee.

Section 7.2 Establishment of Performance Goals.

Performance Goals shall be established in writing by the Committee not later than ninety (90) days after the commencement of the Performance Period (or, if the Performance Period is less than one year, not later than the date on which 25% of the Performance Period has elapsed). Performance Goals shall be objective and shall relate to performance of the Company, an Affiliate, a business unit, or an individual, as the Committee determines. The Committee may provide for adjustments to Performance Goals to reflect specified extraordinary items or events.

Section 7.3 Certification and Payment.

Following the end of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals were achieved and shall determine the number of shares or amount of cash earned with respect to each Performance Award. No payment shall be made under a Performance Award until such certification. The Committee may reduce (but, except as provided in Article 9 for CIC events, not increase) the amount payable under a Performance Award based on its discretionary assessment of individual or Company performance.

Section 7.4 Other Equity-Based Awards.

The Committee may grant other equity-based Awards denominated or settled in shares of Stock, including Awards that are convertible or exchangeable into shares, Awards subject to market-based conditions, phantom stock, stock units (other than RSUs), or similar instruments. The terms and conditions of such Awards shall be set forth in the applicable Award Agreement, and shares delivered thereunder shall reduce the applicable pool.

ARTICLE 8 DIVIDEND EQUIVALENTS

Section 8.1 Grant of Dividend Equivalents.

The Committee may grant Dividend Equivalents, either alone or in connection with RSUs, Performance Awards, or Other Equity-Based Awards. Dividend Equivalents represent the right to receive payments equivalent to any cash dividends paid on the shares of Stock to which an Award relates.

Section 8.2 Terms.

Dividend Equivalents shall accrue from the Grant Date of the underlying Award. Amounts accrued with respect to unvested Awards shall not be paid until, and only to the extent that, the underlying Award vests. Accrued Dividend Equivalents with respect to Awards that are ultimately forfeited or unearned shall be forfeited. Dividend Equivalents may not be granted in connection with Options or SARs. Dividend Equivalents shall be settled in cash, additional shares, or a combination thereof, as determined by the Committee.

ARTICLE 9 ADJUSTMENTS; CHANGE IN CONTROL

Section 9.1 Share Adjustments.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, extraordinary cash dividend, spin-off, or other similar change in capitalization or event affecting the Stock (other than any CIC transaction), the Committee shall proportionately adjust: (a) the maximum number and class of shares available under the Plan; (b) the number and class of shares subject to each outstanding Award; (c) the Exercise Price, base price, or purchase price per share applicable to each outstanding Award; and (d) the individual limits under Section 3.3. Any such adjustment shall be made in a manner consistent with Section 409A and, in the case of ISOs, Section 422 of the Code.

Section 9.2 Corporate Transactions.

In the event of a merger, consolidation, share exchange, or similar corporate transaction that does not constitute a CIC, the Committee may, in its discretion, (a) provide for Awards to be assumed, continued, or substituted by the surviving or acquiring entity; (b) cancel outstanding Awards in exchange for a cash payment equal to the excess of Fair Market Value over the Exercise Price; (c) accelerate vesting in full; or (d) any combination of the foregoing. The Committee's determination shall be final and binding.

Section 9.3 Change in Control - Double Trigger.

Unless otherwise provided in an Award Agreement or an employment or change in control agreement, upon a CIC: Awards that are assumed, substituted, or continued by the surviving or acquiring entity shall not automatically accelerate solely as a result of the CIC (single-trigger). Instead, if within twelve (12) months following the CIC (a) the Participant's employment or service is terminated without Cause or (b) the Participant resigns for “Good Reason” (as defined in the applicable Award Agreement), then one hundred percent (100%) of the Participant's outstanding unvested Awards shall immediately vest and, in the case of Options and SARs, become exercisable for the remainder of their term (double-trigger acceleration).

If outstanding Awards are not assumed, substituted, or continued in connection with a CIC, the Committee may, in its sole discretion, provide for full acceleration of vesting immediately prior to the effective time of the CIC, for cancellation of Awards in exchange for a payment equal to the spread value, or for any other treatment that the Committee determines equitable.

Section 9.4 Performance Awards - CIC Treatment.

Upon a CIC, unless otherwise provided in the applicable Award Agreement, outstanding Performance Awards shall be deemed earned at the target level of performance, and any time-based vesting restrictions applicable to such Performance Awards shall be subject to Section 9.3 (double-trigger), or shall immediately lapse if the Awards are not assumed or substituted.

Section 9.5 Committee Discretion.

The Committee shall have broad discretion to take such other actions in connection with any CIC or corporate transaction as it deems equitable and in the best interests of the Company and its stockholders, including without limitation paying a cash amount in exchange for cancellation of underwater Options and SARs, requiring Awards to be exercised before a CIC closes, or otherwise treating all similarly situated Participants on a consistent basis.

ARTICLE 10 WITHHOLDING; TAX MATTERS

Section 10.1 Withholding Obligations.

The Company shall have the authority and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local, and foreign taxes (including FICA, FUTA, and any applicable employment taxes) required by law to be withheld with respect to any taxable event arising from an Award. Withholding obligations shall be satisfied by one or more of the following methods, as elected by the Participant (subject to Committee approval): (a) cash payment; (b) withholding of shares of Stock from shares otherwise deliverable under the Award, not to exceed the maximum statutory rate; (c) tender of shares already owned by the Participant; or (d) a broker-assisted same-day sale.

Section 10.2 Section 409A Compliance.

To the extent any Award constitutes or provides for the payment of “nonqualified deferred compensation” within the meaning of Section 409A, it is intended that such Award shall comply with the requirements of Section 409A, and the Plan and any Award Agreement shall be interpreted accordingly. In no event shall the Company or any Affiliate be liable to any Participant for any taxes, interest, or penalties imposed under Section 409A.

Notwithstanding any provision of the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A as of the date of the Participant's separation from service (as defined in Section 409A), then any payment or benefit that would constitute nonqualified deferred compensation and that would otherwise be paid or provided within six (6) months following such separation from service shall instead be accumulated and paid or provided on the first business day that is more than six (6) months after the date of the separation from service (or, if earlier, the date of the Participant's death). This six-month delay provision shall apply to the minimum extent necessary to comply with the requirements of Section 409A.

ARTICLE 11 AMENDMENT AND TERMINATION

Section 11.1 Board and Committee Authority.

The Board or the Committee may at any time amend, suspend, or terminate the Plan in whole or in part. No amendment, suspension, or termination of the Plan shall materially impair the rights of any Participant with respect to an Award previously granted without the consent of such Participant, except to the extent necessary to comply with applicable law or applicable stock exchange requirements, to avoid adverse tax consequences (including under Section 409A), or as provided in Article 9.

Section 11.2 Stockholder Approval Requirements.

Stockholder approval shall be required for any amendment to the Plan that would:

(a)	materially increase the number of shares available under the Plan (other than pursuant to Article 9);

(b)	expand the class of persons eligible to participate in the Plan;

(c)	materially extend the term of the Plan;

(d)	reduce the minimum Exercise Price requirements of Article 5 (other than pursuant to Article 9);

(e)	permit the repricing of outstanding Options or SARs without stockholder approval (as described in Section 4.5); or

(f)	otherwise require stockholder approval under applicable law or the rules of any securities exchange on which the Stock is listed.

Section 11.3 Amendment of Outstanding Awards.

Subject to Section 11.1 and Section 4.5, the Committee may amend any outstanding Award Agreement at any time, including to accelerate vesting, extend the term (subject to the maximum term), waive forfeiture conditions, change the form of settlement, or make other modifications; provided that no such modification that would adversely affect the Participant's rights shall be made without the Participant's written consent.

ARTICLE 12 TRANSFERABILITY

Section 12.1 General Prohibition.

Except as provided in Section 12.2, no Award and no interest therein shall be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by a Participant other than by will or by the laws of descent and distribution, and no Award may be made subject to execution, attachment, or similar process. During the Participant's lifetime, an Award may be exercised only by the Participant or, if the Participant is incapacitated, by the Participant's legal guardian or legal representative.

Section 12.2 Permitted Transfers.

The Committee may, in its sole discretion, permit a Participant to transfer an NQSO (but not an ISO) to (a) a member of the Participant's immediate family, (b) a trust for the benefit of the Participant or the Participant's immediate family, or (c) a partnership, limited liability company, or other entity all of whose interests are owned by the Participant or members of the Participant's immediate family, in each case for no consideration. Any permitted transferee shall be bound by all of the terms and conditions of the Plan and the applicable Award Agreement.

ARTICLE 13 CONDITIONS AND RESTRICTIONS

Section 13.1 Securities Law Compliance.

No shares of Stock shall be issued pursuant to any Award unless (i) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), is then in effect with respect to such shares, or (ii) the issuance of such shares is exempt from registration under the Securities Act. The Company shall not be obligated to take any action to cause any issuance or delivery of shares to comply with any law or regulation.

Section 13.2 Form S-8 Filing Covenant.

The Company covenants to use commercially reasonable efforts to file one or more registration statements on Form S-8 (or any successor form) with the Securities and Exchange Commission to register the issuance of shares under the Plan as soon as practicable following the Effective Date. The Company shall use commercially reasonable efforts to keep each such registration statement continuously effective.

Section 13.3 Restrictive Legends.

The Company may require that certificates (or book entries) representing shares of Stock issued under the Plan bear such legends or notations as the Committee deems necessary or appropriate to reflect restrictions on transfer imposed under the Plan, any Award Agreement, or applicable law, including under applicable securities laws and any stockholders' agreement.

Section 13.4 Market Stand-Off.

Each Participant shall, if requested by the Company and any underwriter in connection with a public offering of the Company's securities, agree not to sell, transfer, or otherwise dispose of any shares of Stock or other securities of the Company for a period of up to 180 days following the effective date of a registration statement (or such shorter period as the underwriter may specify), subject to standard exceptions and carve-outs. Participants shall execute such agreements as the Company or underwriter may reasonably request to give effect to this provision.

Section 13.5 Clawback and Recoupment.

Notwithstanding any other provision of the Plan or any Award Agreement, all Awards granted under the Plan and all payments and shares delivered thereunder shall be subject to (a) any clawback, recoupment, or compensation recovery policy adopted or required to be adopted by the Company pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, including any policy required by Section 10D of the Exchange Act and the related SEC rules and applicable stock exchange listing requirements, (b) any other clawback policy adopted by the Board or Committee from time to time, and (c) the Cause look-back described in Section 6.6. Each Participant, by accepting an Award, agrees to be bound by and to comply with any such clawback policy and to promptly return any amounts required thereunder.

Section 13.6 Trading Policy.

All transactions involving the Company's securities by Participants shall be subject to the Company's insider trading policy, any applicable pre-clearance or blackout requirements, and any trading plans (including Rule 10b5-1 plans) adopted in accordance with such policy. The Company shall not be liable to any Participant for any reduction in the value of an Award resulting from delays in settlement or exercise resulting from trading policy restrictions.

ARTICLE 14 FOREIGN PARTICIPANTS AND SUB-PLANS

Section 14.1 Foreign Participants.

The Committee may grant Awards to Participants who are foreign nationals or employed or providing services outside the United States. The Committee may, in its sole discretion, adopt sub-plans, special provisions, or procedures applicable to Participants in particular jurisdictions, which may modify, supplement, or supersede the standard terms and conditions of the Plan with respect to such Participants, to the extent necessary or advisable to comply with applicable foreign laws, regulations, or tax requirements or to obtain more favorable tax treatment for the Company, its Affiliates, or the Participant.

Section 14.2 Sub-Plans.

Any sub-plans adopted pursuant to Section 14.1 shall be deemed part of the Plan for all purposes, but shares available under such sub-plans shall reduce the applicable pool. The Committee shall have authority to amend any sub-plan without stockholder approval, unless stockholder approval is required under applicable law or the terms of the sub-plan.

ARTICLE 15 GENERAL PROVISIONS

Section 15.1 No Right to Service.

Nothing in the Plan or any Award Agreement shall confer upon any Participant any right to continue in the employ or service of the Company or any Affiliate, or to remain a Director of the Company, or shall interfere with or restrict in any way the right of the Company to terminate the employment or service of any Participant at any time, with or without Cause, subject to applicable law and any contractual rights.

Section 15.2 Unfunded Plan.

The Plan is intended to be an unfunded plan for incentive compensation. With respect to any payment not yet made to a Participant, nothing in the Plan shall give the Participant any rights greater than those of a general unsecured creditor of the Company. The Company shall not be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan.

Section 15.3 Governing Law.

The Plan and each Award Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any conflicts of law or choice of law provisions. Any dispute arising under the Plan shall be subject to the exclusive jurisdiction of the federal or state courts located in the State of Delaware.

Section 15.4 Severability.

If any provision of the Plan or any Award Agreement is or becomes, or is deemed to be, invalid, illegal, or unenforceable in any jurisdiction, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan or such Award Agreement shall remain in full force and effect.

Section 15.5 Data Privacy.

By accepting an Award, each Participant consents to the collection, use, processing, and transfer of personal data relating to the Participant (including name, address, compensation information, and Award data) by the Company and its Affiliates, their employees, agents, and service providers, for the purpose of administering the Plan, complying with applicable law, and managing the Company's equity compensation obligations, to the extent permitted by applicable data protection laws. The Company shall implement reasonable safeguards to protect such data.

Section 15.6 Electronic Delivery.

The Company may, in its sole discretion, deliver any documents related to the Plan or any Award (including the Plan, Award Agreements, prospectuses, annual reports, and other information required to be delivered) by electronic means, including email, posting on the Company's intranet, or through an equity administration platform. Participants who consent to electronic delivery shall be deemed to have received all such documents upon their electronic delivery.

Section 15.7 No Fractional Shares.

No fractional shares of Stock shall be issued or delivered pursuant to any Award. The Committee shall determine whether cash, additional Awards, or other consideration shall be used in lieu of fractional shares, and such determination shall be final and binding.

Section 15.8 Headings.

Section and article headings are for convenience of reference only and shall not be used in interpreting or construing the Plan.

ARTICLE 16 TERM OF PLAN

Section 16.1 Term.

Unless earlier terminated by the Board pursuant to Article 11, the Plan shall remain in effect until the tenth (10th) anniversary of the Effective Date; provided, however, that ISOs may not be granted under the Plan after the tenth (10th) anniversary of the date the Plan is adopted by the Board. Termination of the Plan shall not affect the terms or conditions of any Award granted prior to such termination. Awards outstanding as of the date of termination shall remain outstanding in accordance with their terms.

ARTICLE 17 EXECUTION

Section 17.1 Adoption.

IN WITNESS WHEREOF, Boxlight Corporation has caused this Plan to be adopted by its Board of Directors as of the Effective Date set forth on the cover page.

BOXLIGHT CORPORATION

By:
Name:	[ ]
Title:	[ ]

Approved by the Board of Directors on: September 17, 2026

Approved by the Stockholders on: [   ], 2026

APPENDIX D

FORM OF CERTIFICATE OF AMENDMENT

OF ARTICLES OF INCORPORATION

OF BOXLIGHT CORPORATION

Pursuant to NRS 78.385 and 78.390

Boxlight Corporation, a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), hereby certifies as follows:

1.	The name of the Corporation is Boxlight Corporation.

2.	The Board of Directors of the Corporation duly adopted resolutions approving the amendment to the Articles of Incorporation set forth below and declaring the amendment advisable.

3.	The stockholders of the Corporation approved the amendment at a special meeting of stockholders held on [●], 2026, in accordance with NRS 78.390. The amendment was approved by a vote of the stockholders holding shares entitling them to exercise at least a majority of the voting power of the Corporation.

4.	Article First of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

“The name of the Corporation is Boxlight Group Corporation.”

5.	All other provisions of the Articles of Incorporation, as amended, remain in full force and effect.

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Certificate of Amendment as of [●], 2026.

BOXLIGHT CORPORATION

By:
Name:	[●]
Title:	[●]

D-1